                                                                     EXHIBIT 4.1




--------------------------------------------------------------------------------


                         ASSISTED LIVING CONCEPTS, INC.



                                  $86,250,000


              5.625% Convertible Subordinated Debentures Due 2003


                                   INDENTURE


                           Dated as of April 13, 1998



                         HARRIS TRUST AND SAVINGS BANK,
                                   AS TRUSTEE



--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE I.   DEFINITIONS AND INCORPORATION BY REFERENCE.....................   1
     SECTION 1.1.  Definitions..............................................   1
     SECTION 1.2.  Other Definitions........................................   5
     SECTION 1.3.  Incorporation by Reference to Trust Indenture Act........   5
     SECTION 1.4.  Rules of Construction....................................   6

ARTICLE II.  THE SECURITIES.................................................   6
     SECTION 2.1.  Form; Dating; Incorporation of Form in Indenture.........   6
     SECTION 2.2.  Execution and Authentication.............................   7
     SECTION 2.3.  Registrar and Agents.....................................   8
     SECTION 2.4.  Paying Agent to Hold Money in Trust......................   9
     SECTION 2.5.  Transfer and Exchange....................................   9
     SECTION 2.6.  Replacement Securities...................................  14
     SECTION 2.7.  Outstanding Securities...................................  14
     SECTION 2.8.  Temporary Securities.....................................  15
     SECTION 2.9.  Cancellation.............................................  15
     SECTION 2.10. Defaulted Interest.......................................  16
     SECTION 2.11. Securityholder Lists.....................................  16
     SECTION 2.12. Persons Deemed Owners....................................  16
     SECTION 2.13  CUSIP Number.............................................  16

ARTICLE III. REDEMPTION.....................................................  17
     SECTION 3.1.  Notices to Trustee.......................................  17
     SECTION 3.2.  Selection of Securities to be Redeemed...................  17
     SECTION 3.3.  Notice of Redemption by the Company......................  18
     SECTION 3.4.  Effect of Notice of Redemption...........................  18
     SECTION 3.5.  Deposit of Redemption Price..............................  19
     SECTION 3.6.  Securities Redeemed in Part..............................  19

ARTICLE IV.  COVENANTS......................................................  19
     SECTION 4.1.  Payment of the Securities................................  19
     SECTION 4.2.  Commission Reports.......................................  19
     SECTION 4.3.  Waiver of Stay, Extension or Usury Laws..................  20
     SECTION 4.4.  Notice of Default........................................  20
     SECTION 4.5.  Compliance Certificates..................................  20
     SECTION 4.6.  Limitation on Dividends and Other Distributions..........  21

ARTICLE V.   SUCCESSOR CORPORATION..........................................  21
     SECTION 5.1.  When Company May Merge, etc..............................  21
     SECTION 5.2.  Successor Corporation or Trust Substituted...............  22


ARTICLE VI.  DEFAULTS AND REMEDIES..........................................  22
     SECTION 6.1.  Events of Default........................................  22
     SECTION 6.2.  Acceleration.............................................  24
     SECTION 6.3.  Other Remedies...........................................  24
     SECTION 6.4.  Waiver of Defaults and Events of Default.................  25
     SECTION 6.5.  Control by Majority......................................  25
     SECTION 6.6.  Rights of Holders to Receive Payment.....................  25
     SECTION 6.7.  Collection Suit by Trustee...............................  26
     SECTION 6.8.  Trustee May File Proofs of Claim.........................  26
     SECTION 6.9.  Priorities...............................................  26
     SECTION 6.10.  Undertaking for Costs...................................  27
     SECTION 6.11.  Limitation on Suits.....................................  27

ARTICLE VII.  TRUSTEE.......................................................  28
     SECTION 7.1   Duties of Trustee........................................  28
     SECTION 7.2.  Rights of Trustee........................................  29
     SECTION 7.3.  Individual Rights of Trustee.............................  30
     SECTION 7.4.  Trustee's Disclaimer.....................................  30
     SECTION 7.5.  Notice of Defaults.......................................  30
     SECTION 7.6.  Reports by Trustee to Holders............................  30
     SECTION 7.7.  Compensation and Indemnity...............................  31
     SECTION 7.8.  Replacement of Trustee...................................  32
     SECTION 7.9.  Successor Trustee by Merger, etc.........................  33
     SECTION 7.10.  Eligibility; Disqualification...........................  33
     SECTION 7.11.  Preferential Collection of Claims Against Company.......  33

ARTICLE VIII.  SATISFACTION AND DISCHARGE OF INDENTURE......................  33
     SECTION 8.1.  Satisfaction, Discharge and Defeasance of the Securities.  33
     SECTION 8.2.  Satisfaction and Discharge of Indenture..................  34
     SECTION 8.3.  Survival of Certain Obligations..........................  34
     SECTION 8.4.  Application of Trust Money...............................  35
     SECTION 8.5.  Paying Agent to Repay Monies Held........................  35
     SECTION 8.6.  Return of Unclaimed Monies...............................  35
     SECTION 8.7.  Reinstatement............................................  36
     SECTION 8.8.  Indemnity for Government Obligations.....................  36

ARTICLE IX.  AMENDMENTS AND WAIVERS.........................................  36
     SECTION 9.1.  Amendments and Waivers Without Consent of Holders........  36
     SECTION 9.2.  Amendments and Waivers with Consent of Holders...........  37
     SECTION 9.3.  Compliance with Trust Indenture Act......................  38
     SECTION 9.4.  Revocation and Effect of Consents........................  38
     SECTION 9.5.  Notation on or Exchange of Securities....................  38
     SECTION 9.6.  Trustee to Sign Amendments, etc..........................  39

ARTICLE X.  CONVERSION OF SECURITIES........................................  39
     SECTION 10.1. Right of Conversion; Conversion Price....................  39
     SECTION 10.2. Issuance of Shares on Conversion.........................  40
     SECTION 10.3. No Adjustment for Interest or Dividends..................  40


     SECTION 10.4.  Adjustment of Conversion Price..........................  41
     SECTION 10.5.  Notice of Adjustment of Conversion Price................  43
     SECTION 10.6.  Notice of Certain Corporate Action......................  43
     SECTION 10.7.  Taxes on Conversions....................................  45
     SECTION 10.8.  Fractional Shares.......................................  45
     SECTION 10.9.  Cancellation of Converted Securities....................  45
     SECTION 10.10. Provisions in Case of Consolidation, Merger or Sale of
                    Assets..................................................  45
     SECTION 10.11. Disclaimer by Trustee of Responsibility for Certain
                    Matters.................................................  46
     SECTION 10.12. Covenant to Reserve Shares..............................  46

ARTICLE XI.  SUBORDINATION; SENIORITY.......................................  46
     SECTION 11.1.  Securities Subordinated to Senior Indebtedness..........  46
     SECTION 11.2.  Company Not to Make Payments with Respect to Securities in Certain Circumstances................................  47
     SECTION 11.3.  Subrogation of Securities...............................  49
     SECTION 11.4.  Authorization by Holders of Securities..................  50
     SECTION 11.5.  Notices to Trustee......................................  50
     SECTION 11.6.  Trustee's Relation to Senior Indebtedness...............  51
     SECTION 11.7.  No Impairment of Subordination..........................  52
     SECTION 11.8.  Article 11 Not To Prevent Events of Default.............  52
     SECTION 11.9.  Paying Agents other than the Trustee....................  52
     SECTION 11.10.  Securities Senior to Subordinated Indebtedness.........  52

ARTICLE XII. RIGHT TO REQUIRE REPURCHASE....................................  53
     SECTION 12.1. Right to Require Repurchase..............................  53
     SECTION 12.2.  Notice; Method of Exercising Repurchase Right...........  53
     SECTION 12.3. Deposit Of Repurchase Price..............................  54
     SECTION 12.4. Notes Not Repurchased On Repurchase Date.................  54
     SECTION 12.5. "Change in Control" Defined..............................  54

ARTICLE XIII.  MISCELLANEOUS................................................  56
     SECTION 13.1.  Trust Indenture Act Controls............................  56
     SECTION 13.2.  Notices.................................................  56
     SECTION 13.3.  Communications by Holders with Other Holders............  57
     SECTION 13.4.  Certificate and Opinion as to Conditions Precedent......  58
     SECTION 13.5.  Statements Required in Certificate and Opinion..........  58
     SECTION 13.6.  Rules by Trustee and Agents.............................  58
     SECTION 13.7.  Record Date.............................................  59
     SECTION 13.8.  Legal Holidays..........................................  59
     SECTION 13.9.  Governing Law...........................................  59
     SECTION 13.10.  No Adverse Interpretation of Other Agreements..........  59
     SECTION 13.11.  No Recourse Against Others.............................  59
     SECTION 13.12.  Successors.............................................  59
     SECTION 13.13.  Multiple Counterparts..................................  60
     SECTION 13.14.  Table of Contents, Headings, etc.......................  60
     SECTION 13.15.  Severability...........................................  60
EXHIBIT A - FORM OF SECURITY

                             CROSS-REFERENCE TABLE

                         ASSISTED LIVING CONCEPTS, INC.


Trust Indenture
  Act Section                                               Indenture
---------------                                             ---------
310(a)(1)                                                   7.10; 12.1
    (a)(2)                                                  12.1
    (a)(3)                                                  12.1
    (a)(4)                                                  12.1
    (a)(5)                                                  12.1
    (b)                                                     7.10; 12.1
    (c)                                                     12.1
 311(a)                                                     7.11; 12.1
    (b)                                                     7.11; 12.1
    (c)                                                     12.1
 312(a)                                                     12.1
    (b)                                                     12.1; 12.3
    (c)                                                     12.1; 12.3
 313(a)                                                     7.6; 12.1
    (b)                                                     7.6; 12.1
    (c)                                                     7.6; 12.1
    (d)                                                     7.6; 12.1
 314(a)                                                     4.2; 12.1
    (b)                                                     12.1
    (c)                                                     12.1
    (d)                                                     12.1
    (e)                                                     12.1
    (f)                                                     12.1
 315(a)                                                     7.1; 12.1
    (b)                                                     7.1; 12.1
    (c)                                                     7.1; 12.1
    (d)                                                     7.1; 12.1
    (e)                                                     7.1; 12.1
 316(a)                                                     7.1; 12.1
    (b)                                                     7.1; 12.1
    (c)                                                     7.1; 12.1
 317(a)                                                     12.1
    (b)                                                     12.1
 318(a)                                                      Not Applicable

___________________
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

          INDENTURE dated as of April 13, 1998 by and between ASSISTED LIVING CONCEPTS, INC., a Nevada corporation (the "Company"), and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as trustee ("Trustee").

                            RECITALS OF THE COMPANY

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (as defined herein) of the Company's 5.625% Convertible Subordinated Debentures due 2003 (the "Securities"):

                                   ARTICLE I.
                   DEFINITIONS AND INCORPORATION BY REFERENCE

          SECTION 1.1    Definitions.
                         -----------

          "Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by agreement or otherwise.

          "Agent" means any Registrar, Paying Agent, Conversion Agent, co-registrar or agent for service of notices and demands.

          "Bankruptcy Law" means Title 11 of the U.S. Code or any similar Federal or State law for the relief of debtors.

          "Board of Directors of the Company" means the Board of Directors of the Company or any committee of the Board of Directors of the Company.

          "Board Resolution" means a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means a day that is not a Legal Holiday.

          "Capital Stock" means any and all shares or other equivalents (however designated) of capital stock, including all common stock and all preferred stock, in the case of a corporation, or partnership interests or other equivalents (however designated) in the case of a partnership or common shares of beneficial interest or other equivalents (however designated) in the case of a trust.

          "Closing Price" means with respect to the shares of Capital Stock of the Company on any day, (i) the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the American Stock Exchange (the "AMEX"), or (ii) if the shares of Capital Stock are not listed or admitted to trading on the AMEX, the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the shares of Capital Stock are listed or admitted to trading, or (iii) if the shares of Capital Stock are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

          "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 311 West Monroe Street, 12th Floor, Chicago, Illinois.

          "Custodian" means any receiver, trustee, liquidator or similar official under any Bankruptcy Law.

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "Dollar" or "$" means the lawful money of the United States of America.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Security Register.

          "Indebtedness" as applied to any Person, means, without duplication:
(i) all indebtedness for borrowed money whether or not evidenced by a promissory note, draft or similar instrument; (ii) that portion of obligations with respect to any lease that is properly classified as a liability on a balance sheet in accordance with generally accepted accounting principles; (iii) notes payable and drafts accepted representing extensions of credit; (iv) any balance owed for all or any part of the deferred purchase price of property or services, which purchase price is due more than six months from the date of incurrence of the obligation in respect thereof (except any such balance that constitutes (a) a trade payable or an accrued liability arising in the ordinary course of business or (b) a trade draft or note payable issued in the ordinary course of business in connection with the purchase of goods or services), if and to the extent such debt would appear as a liability upon a balance sheet of such Person prepared in accordance with generally accepted accounting principles; (v) any debt of others described in the preceding clauses (i) through (iv) which such Person has guaranteed or for which it is otherwise liable; and (vi) any deferral, amendment, renewal, extension, supplement or refunding of any of the foregoing indebtedness; provided, however, that, in computing the "Indebtedness" of any
              --------  -------
Person, there shall be excluded any particular indebtedness if, upon or prior to the maturity thereof and at the time of determination of such indebtedness, there shall have been deposited with a depository in trust money (or evidences of indebtedness if permitted by the instrument creating such indebtedness) in the necessary amount to pay, redeem or satisfy such indebtedness as it becomes due, and the amount so deposited shall not be included in any computation of the assets of such Person.

          "Indenture" means this Indenture as amended or supplemented from time to time.

          "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary or the Controller of the Company.

          "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer, Assistant Secretary or Assistant Controller of the Company. See Sections 13.4 and 13.5.

          "Opinion of Counsel" means a written opinion from Latham & Watkins or any other legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee. See Sections 13.4 and 13.5.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

          "Redemption Date" when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

          "Redemption Price" when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture as specified in the form of Security annexed hereto as Exhibit A.

          "Registration Statement" means the registration statement that the Company is required to file with the Securities and Exchange Commission pursuant to that certain Registration Rights Agreement, dated as of April 13, 1998, by and between the Company and the Holders from time to time of the Securities.

          "Regular Record Date" means, with respect to any Interest Payment Date, the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Restricted Security", means the Securities, upon original issuance thereof, and all Securities issued upon registration of transfer thereof or in exchange therefor, and at all times subsequent thereto, until, in the case of any such Securities the earlier of the following: (i) such Securities have been effectively registered under Section 5 of the Securities Act and disposed of in accordance with a registration statement covering them or (ii) such Securities have been distributed to the public pursuant to Rule 144 of the Securities Act (or any similar provisions then in force). When any Security which is a Restricted Security ceases to be a Restricted

Security, such Restricted Security shall no longer be subject to the transfer restrictions as imposed by Section 2.5(2) hereof.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Securities" means the securities in the form of Exhibit A hereto that are issued under this Indenture as amended or supplemented from time to time.

          "Senior Indebtedness" means the principal, premium, if any, and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceeding), fees, charges, expenses, reimbursement and indemnification obligations, and all other amounts payable under or in respect of Indebtedness of the Company, whether any such Indebtedness exists as of the date of this Indenture or shall hereafter be created, incurred, assumed or guaranteed, as may be amended from time to time and any renewals, extensions, refundings, amendments and modifications of any such indebtedness or obligations or of the instruments creating or evidencing such indebtedness or obligations or guarantees; provided, however, that Senior
                                                --------  -------
Indebtedness shall not include (A) Indebtedness owed to a Subsidiary, (B) Indebtedness of the Company which is expressly pari passu to the Securities or
(C) Subordinated Indebtedness.

          "Subordinated Indebtedness" means the principal, premium, if any, and interest on any Indebtedness of the Company which by its terms is expressly subordinated in right of payment to the Securities.

          "Subsidiary" means a Person the majority of whose voting stock is owned by the Company or a subsidiary of the Company. Voting stock is Capital Stock having voting power under ordinary circumstances to elect directors or similar positions.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code (S)(S) 77aaa
- 77bbbb) as amended by the Trust Indenture Reform Act of 1990 and as in effect on the date of this Indenture.

          "Trustee" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

          "Trust Officer", when used with respect to the Trustee, means an officer of the Trustee assigned by the Trustee to administer its corporate trust matters or any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "United States" means the United States of America.

SECTION 1.2.  Other Definitions.


              Term                                                                    Defined in Section
              ----                                                                    ------------------
          "Common Stock"                                                                      10.1
          "Company Order"                                                                      2.2
          "Conversion Agent"                                                                   2.3
          "conversion price"                                                                  10.1
          "current market price"                                                              10.4
          "DTC"                                                                                2.3
          "Depository"                                                                         2.3
          "Event of Default"                                                                   6.1
          "Interest Payment Date"                                                              2.1
          "Legal Holiday"                                                                     13.8
          "Paying Agent"                                                                       2.3
          "Payment or Distribution"                                                           11.1
          "Registered Accredited
          "Investor Securities"                                                                2.1
          "Registrar"                                                                          2.3
          "Rule 144A Securities"                                                               2.1
          "Rule 13e-3 Transaction"                                                            10.6
          "Security Register"                                                                  2.3
          "U.S. Government Obligations"                                                        8.1

          SECTION 1.3.  Incorporation by Reference to Trust Indenture Act.
                        -------------------------------------------------

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

               "Commission" means the Securities and Exchange Commission.

               "indenture securities" means the Securities.

               "indenture security holder" means a Securityholder.

               "indenture to be qualified" means this Indenture.

               "indenture trustee" or "institutional trustee" means the Trustee.

               "obligor" on the indenture securities means the Company or any other obligor on the indenture securities.

          All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rules have the meanings assigned to them therein.

          SECTION 1.4.  Rules of Construction.
                        ---------------------

          Unless the context otherwise requires:

               (1) a term has the meaning assigned to it;

               (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with United States generally accepted accounting principles in effect as of the time as to which such accounting principles are to be applied;

               (3) "or" is not exclusive; and

               (4) words in the singular include the plural, and in the plural include the singular.

                                  ARTICLE II.
                                 THE SECURITIES

          SECTION 2.1.  Form; Dating; Incorporation of Form in Indenture.
                        ------------------------------------------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $86,250,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 2.3, 2.5, 2.6, 2.8, 3.6, 9.5 or 10.1.

          The Securities shall be known and designated as the 5.625% Convertible Subordinated Debentures due 2003 of the Company. Their fixed maturity shall be May 1, 2003, and they shall bear interest at the rate per annum of 5.625%, from and including the date of issuance thereof until maturity or earlier redemption, payable semiannually on May 1 and November 1 commencing November 1, 1998 (each an "Interest Payment Date"), until the principal thereof is paid or made available for payment. Subject to Section 2.10, such interest shall be paid to the Holder in whose name each Security was registered at the close of business on the Regular Record Date next preceding each Interest Payment Date.

          The Securities shall be redeemable as provided in Article 3.

          The Securities shall be subordinated in right of payment to Senior Indebtedness, to the extent provided in Article 11.

          The Securities shall be convertible as provided in Article 10.

          The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A which is incorporated in and made part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Company is subject, or usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication.

          The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          The Securities (the "Rule 144A Securities") offered and sold to "qualified institutional buyers" (as such term is defined in Rule 144A under the Securities Act) will initially be issued in the form of a global Security in the aggregate principal amount of the Rule 144A Securities, which Security shall be in substantially the form of Exhibit A hereto, including the paragraphs referred to in footnotes 1 and 2, and is hereinafter referred to as the "Rule 144A Global Security." The aggregate principal amount of the Rule 144A Global Security may from time to time be increased or decreased as hereinafter provided.

          All other Securities will be issued in fully registered form in denominations of U.S. $1,000 and integral multiples thereof (the "Registered Securities"), which Securities shall be in substantially the form of Exhibit A hereto, excluding the information called for by footnote 1 thereto but including, if applicable, the information called for by footnote 2 thereto. The Registered Securities which are Restricted Securities are hereinafter collectively referred to as "Registered Accredited Investor Securities."

          SECTION 2.2.  Execution and Authentication.
                        ----------------------------

          Two Officers shall sign the Securities for the Company by manual or facsimile signature.

          If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall nevertheless be valid.

          A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. Such signature shall be conclusive evidence that the Security has been authenticated under this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.9, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

          The Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to $86,250,000 upon the execution of the Indenture and a written order or orders of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company (a "Company Order"). The aggregate principal amount of the Securities outstanding at any time may not exceed that amount.

          The Trustee may appoint an authenticating agent to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

          The Securities shall be issuable only in registered form without coupons. The Securities shall be issuable only in denominations of $1,000 principal amount and any whole multiples thereof.

          SECTION 2.3.  Registrar and Agents.
                        --------------------

          The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for payment ("Paying Agent"), an office or agency where Securities may be presented for conversion ("Conversion Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities (the "Security Register") and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional Paying Agents and one or more additional Conversion Agents. The Company or any Subsidiary may act as Paying Agent and/or Conversion Agent. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent.

          The Company may change any Paying Agent, Registrar, Conversion Agent or Co-Registrar on sixty (60) days' prior written notice to the Trustee. The Company shall notify the Trustee in writing of the name and address of any such Agent. If the Company fails to maintain a Registrar, Paying Agent, Conversion Agent or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such.

          The Company initially appoints the Trustee as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands.

          With respect to the Securities issuable or issued in whole or in part in the form of Rule 144A Global Securities, the Company hereby appoints The Depository Trust Company ("DTC"), at present located at 55 Water Street, New York, New York, 10041 as the depository for the Rule 144A Global Securities upon the terms and subject to the conditions herein set forth. (DTC and its successor or successors as such depository are herein called the "Depository.")

          SECTION 2.4.  Paying Agent to Hold Money in Trust.
                        -----------------------------------

          At least one Business Day prior to each due date of the principal of, premium if any, and interest on any Securities, the Company shall deposit with each Paying Agent a sum sufficient to pay such principal, premium, if any, and interest so becoming due. The Company shall require each Paying Agent other than the Trustee to agree in writing that it will hold in trust for the benefit of Holders of Securities or the Trustee all money held by the Paying Agent for the payment of principal of, premium if any, or interest on the Securities and to notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall on or before each due date of the principal of, premium, if any, or interest on any Securities segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent. Upon doing so, the Paying Agent (if other than the Company or a Subsidiary thereof) shall have no further liability for the money.

          The final installment of principal of and premium, if any, on each Security shall be payable only upon surrender of such Security at the office or agency of the Company maintained for such purpose. Payments of principal and premium, if any, and interest on this Security shall be made at the office or agency of the Company maintained for such purpose, or, in the case of any such payments other than the final payment of principal and premium, if any, at the Company's option, by check mailed to the Person entitled thereto at such Person's address last appearing on the Security Register maintained by the Registrar.

          SECTION 2.5.  Transfer and Exchange.
                        ---------------------

          (1) When a Security is presented to the Registrar or a co-registrar with a request to register the transfer thereof, the Registrar or co-registrar shall register the transfer as requested, and when Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall make the exchange as requested provided that every Security represented or surrendered for registration of transfer or exchange shall be duly endorsed and accompanied by a written instrument of transfer satisfactory to the Company and the Registrar duly executed by the Holder or such Holder's attorney-in-fact duly authorized in writing; provided, further, that the Registrar or co-registrar, as
                       --------  -------
the case may be, shall not register the transfer of such Security if such Security is a Restricted Security unless the conditions in Section 2.5(2) hereof shall have been satisfied. The Holder of each Security, including each Restricted Security, by such Holder's acceptance thereof, agrees to be bound by the transfer restrictions set forth herein and in the legend on such Security.

          (2) Whenever any Restricted Security is presented or surrendered for registration of transfer or exchange for a Security registered in a name other than that of the Holder, no registration of transfer or exchange shall be made unless:

                    (a) The registered Holder presenting such Restricted Security for transfer shall have certified to the Trustee in writing that the registered Holder is transferring the Restricted Security to the Company;

                    (b) The Trustee has received written certification from the registered Holder, and a written opinion of counsel acceptable in form and substance to the Company and the Trustee, indicating that the transfer is being made pursuant to an available exemption from, or a transaction not otherwise subject to, the registration requirements of the Securities Act; or

                    (c) In the case of Rule 144A Securities, the registered Holder presenting such Restricted Security for transfer shall have certified to the Trustee in writing that such registered Holder is transferring such Restricted Securities to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in compliance with the exemption from registration as provided by Rule 144A under the Securities Act.

          For purposes of this Section 2.5(2), such certification to the Trustee in writing shall be in the form of the Transfer Notice set forth on the reverse of such Security.

          (3) Each certificate evidencing Restricted Securities shall bear a legend in substantially the following form:

          THIS SECURITY HAS BEEN ACQUIRED BY THE HOLDER FOR THE PURPOSE OF INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION. THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE COMPANY THAT: (I) IT HAS ACQUIRED A "RESTRICTED" SECURITY WHICH HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO ASSISTED LIVING CONCEPTS, INC., (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) IN THE CASE OF A HOLDER WHO IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (D) IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (AND CONFIRMED IN AN OPINION OF COUNSEL ACCEPTABLE IN FORM AND SUBSTANCE TO THE ISSUER OF THIS

          SECURITY IF THE ISSUER SO REQUESTS) AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE.

Subject to compliance with Section 2.5(6) hereof, the above legend may be removed from a certificate when it no longer evidences a Security which is a Restricted Security.

          (4) To permit registrations of transfers and exchanges, the Company shall issue and the Trustee or any authenticating agent shall authenticate Securities at the Registrar's or co-registrar's request. No service charge shall be made for any registration of transfer or exchange of Securities but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, but this provision shall not apply to any exchange pursuant to Section 2.8, 3.6, 9.5 or 10.2 not involving any transfer.

          (5) The Registrar shall not be required (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 3.2 and ending at the close of business on the day of selection, or (ii) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          (6) Any Restricted Security as to which the restrictions on transfer set forth in Section 2.5(2) hereof shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Security for exchange to the Trustee in accordance with the provisions of this Section 2.5(6) (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer pursuant to Rule 144 (or any successor provision), by an opinion of counsel reasonably acceptable to the Company, addressed to the Company and the Trustee and in form and scope reasonably satisfactory to the Company, to the effect that the transfer of such Restricted Security has been made in compliance with Rule 144 (or such successor provision)), be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by
Section 2.5(3) hereof. The Company shall promptly inform the Trustee in writing of the effective date of any registration statement registering the Securities under the Securities Act.

          (7) If the Security so surrendered for exchange is a Registered Accredited Investor Security and the Holder thereof requests in writing that such Registered Accredited Investor Security be exchanged for an interest in the Rule 144A Global Security, such Registered Accredited Investor Security will be exchangeable into an equal aggregate principal amount of beneficial interests in the Rule 144A Global Security; provided, however, that, if such Registered
                               --------  -------
Accredited Investor Security is a Restricted Security, such exchange may only be made if such Holder certifies to the Trustee in writing that such Holder is a "qualified institutional buyer" (as defined in Rule 144A under the Securities
Act) by completing the Transfer Notice on the reverse of such Security. Upon any exchange as provided in the immediately preceding sentence, the Trustee shall cancel such Registered Accredited Investor Security and cause, or direct any custodian for the Rule 144A Global Security to cause, in accordance with the standing instructions and procedures existing between the Depository and any such custodian, the aggregate principal amount of Securities represented by the Rule 144A Global Security to be increased accordingly. If no Rule 144A Global Securities are then outstanding, the Company shall issue and the Trustee shall authenticate a new Rule 144A Global Security in the appropriate principal amount.

          Any person having a beneficial interest in a Rule 144A Global Security may upon request exchange such beneficial interest for a Registered Accredited Investor Security only as provided in this paragraph. Upon receipt by the Company and the Trustee of (i) written instructions (or such other form of instructions as is customary) on behalf of any person having a beneficial interest in a Rule 144A Global Security and (ii) in the case of a Restricted Security, the following additional information and documents (all of which may be submitted by facsimile):

               (A) if such beneficial interest is being transferred to the person designated as being the beneficial owner, a certification to that effect from such person; or

               (B) if such beneficial interest is being transferred to a person other than the person designated as being the beneficial owner, the provisions of Section 2.5(2)(b) hereof have been satisfied;

in which case the Trustee or any custodian for the Rule 144A Global Security, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depository and such custodian, cause the aggregate principal amount of the Rule 144A Global Security to be reduced accordingly and, following such reduction, the Company shall execute and the Trustee shall authenticate and deliver to the transferee a Registered Security in the appropriate principal amount and, if such Security is a Restricted Security, including the appropriate legend. Securities issued in exchange for a beneficial interest in the Rule 144A Global Security pursuant to this paragraph shall be registered in such names and in such authorized denominations as shall be instructed to the Trustee by the Depository. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.

          (8) Notwithstanding any other provision of this Agreement (other than the provisions set forth in Section 2.5(2)(c) hereof), the Rule 144A Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

          (9) If at any time either (i) the Depository for the Rule 144A Global Security notifies the Company that the Depository is unwilling or unable to continue as Depository for the Rule 144A Global Security and a successor Depository for the Rule 144A Global Security is not appointed by the Company within 90 days after delivery of such notice, or (ii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Registered

Securities under this Indenture, then the Company shall execute, and the Trustee shall authenticate and deliver, Registered Securities in an aggregate principal amount equal to the principal amount of the Rule 144A Global Security in exchange for such Rule 144A Global Security.

          (10) At such time as all beneficial interests in the Rule 144A Global Security have either been exchanged for Registered Securities, redeemed, repurchased or canceled, the Rule 144A Global Security shall be returned to or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in the Rule 144A Global Security is exchanged for Registered Securities, redeemed, repurchased or canceled, the principal amount of Securities represented by the Rule 144A Global Security shall be reduced accordingly and an endorsement shall be made on the Rule 144A Global Security, by the Trustee or any custodian therefor, at the direction of the Trustee, to reflect such reduction.

          (11) The transfer and exchange of the Rule 144A Global Security or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture and the procedures of the Depository therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.

          (12) The Trustee shall have no responsibility or obligation to any beneficial owner of a Rule 144A Global Security, a member of, or a participant in the Depository or other Person with respect to any ownership interest in the Securities, with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the Depository or its nominee in the case of a Rule 144A Global Security). The rights of beneficial owners in any Rule 144A Global Security in global form shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected and indemnified pursuant to Section 7.7 in relying upon information furnished by the Depository with respect to any beneficial owners, its members and participants.

          The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including without limitation any transfers between or among Depository participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          SECTION 2.6.  Replacement Securities.
                        ----------------------

          If a mutilated Security is surrendered to the Trustee or if the Holder of a Security presents evidence to the satisfaction of the Company and the Trustee that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a new Security in replacement of and substitution for such Security if the requirements of the Trustee and the Company are met. An indemnity bond may be required by the Company or the Trustee that is sufficient in the judgment of the Company to protect the Company and is sufficient in the judgment of the Trustee to protect the Trustee or any Agent from any loss which it may suffer if a Security is replaced pursuant to this Section 2.6. The Company and the Trustee may charge for its expense in replacing a Security.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its sole discretion may, instead of issuing a new Security, pay or authorize the payment or convert or authorize the conversion of such Security.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          SECTION 2.7.  Outstanding Securities.
                        ----------------------

          Securities outstanding at any time are all Securities theretofore authenticated and delivered under this Indenture except: (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and (b) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer; provided, that in determining whether the Securityholders of the
        --------
requisite principal amount of outstanding Securities are present at a meeting of Securityholders for quorum purposes or have voted or taken or concurred in any action under this Indenture, including the making of any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Trust Officer of the Trustee actually knows to be so owned shall be disregarded.

          If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding until the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          If the Paying Agent (other than the Company or a Subsidiary) holds on a Redemption Date or maturity date money deposited with it by or on behalf of the Company sufficient to pay the principal of, premium, if any, and accrued interest on Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

          A Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

          SECTION 2.8.  Temporary Securities.
                        --------------------

          Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have non-material variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities upon written order of the Company signed by two Officers. Until so exchanged, temporary Securities represent the same rights as definitive Securities. Upon request of the Trustee, the Company shall provide a certificate to the effect that the temporary Securities meet the requirements of the second sentence of this Section 2.8.

          SECTION 2.9.  Cancellation.
                        ------------

          The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, the Paying Agent and the Conversion Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange, payment or conversion. The Trustee shall cancel all Securities surrendered for transfer, exchange, payment or conversion and destroy canceled Securities and deliver a certificate of such destruction to the Company unless the Company directs the Trustee in writing prior to such destruction to deliver canceled Securities to the Company. Subject to Sections 2.6, 3.6 and the second paragraph of Section 10.2, the Company may not issue Securities to replace Securities that it has previously paid or delivered to the Trustee for cancellation or that a Securityholder has converted pursuant to Article 10 hereof.

          SECTION 2.10.  Defaulted Interest.
                         ------------------

          If the Company defaults in a payment of interest on Securities when the same becomes due and payable and such default continues for a period of 30 days, it shall pay the defaulted interest to the Persons who are Holders of the Securities on a subsequent special record date. After the deposit by the Company with the Trustee of money sufficient to pay such defaulted interest, the Trustee shall fix the special record date and payment date. Each such special record date shall be not less than 10 days prior to such payment date. Each such payment date shall be not more than 60 days after the deposit by the Company of money to pay the defaulted interest. At least 15 days before the special record date, the Company shall mail to each Holder of a Security, with a copy to the Trustee, a notice that states the special record date, the payment date, and the amount of defaulted interest to be paid.

          SECTION 2.11.  Securityholder Lists.
                         --------------------

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders, a copy of which list shall be provided to the Company upon its written request. If the Trustee is not the Registrar, the Registrar shall furnish to the Trustee at least seven Business Days prior to each semiannual interest payment date and at such other times as the Trustee may reasonably request in writing a list in such form and as of such date as the Trustee may require of the names and addresses of Securityholders upon which the Trustee may conclusively rely. The Trustee may destroy any such list upon receipt of a replacement list. The Paying Agent will solicit from each Securityholder a certification of social security number or taxpayer identification number in accordance with its customary practice and as required by law, unless the Paying Agent is in possession of such certification. Each Paying Agent is authorized to impose back-up withholding with respect to payments to be made to Securityholders to the extent required by law.

          SECTION 2.12.  Persons Deemed Owners.
                         ---------------------

          Prior to registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 2.13.  CUSIP Number.
                         ------------

          The Company shall use a "CUSIP" number when issuing the Rule 144A Securities, but shall not use a "CUSIP" number when issuing Registered Accredited Investor Securities. The Trustee may use the CUSIP number in notices of redemption or exchange as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption or exchange shall not be affected by any defect in or omission of such numbers.

                                 ARTICLE III.

                                  REDEMPTION

          SECTION 3.1.  Notices to Trustee.
                        ------------------

          If the Company wants to redeem the Securities pursuant to the optional redemption provisions of Paragraph 5 of the Securities, it shall notify the Trustee of the Redemption Date and the principal amount of Securities to be redeemed. The notice shall be given to the Trustee in writing at least 60 days prior to the Redemption Date (unless a shorter notice period shall be satisfactory to the Trustee in its discretion) and accompanied by an Officers' Certificate stating that the redemption complies with the provisions of this Indenture.

Redemptions provided for in Paragraph 5 of the Securities shall be effected as provided in said Paragraph 5 or as otherwise agreed upon by the Company and the Trustee.

          SECTION 3.2.  Selection of Securities to be Redeemed.
                        --------------------------------------

          If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by any other method that the Trustee considers fair and appropriate under the circumstances. The Trustee shall promptly notify the Company of the Securities to be so called for redemption. The Trustee shall make the selection from Securities outstanding and not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000 principal amount. Securities and portions of them it selects shall be in principal amounts of $1,000 or multiples thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee's selection of Securities for redemption by any method authorized by this Section 3.2 shall be conclusively deemed reasonable.

          Upon any redemption of less than all the Securities, the Company and the Trustee, for the purpose of selecting Securities to be redeemed, may treat as outstanding any Securities surrendered for conversion during the period of 15 days next preceding the selection of the Securities and need not treat as outstanding any Security authenticated and delivered during such period in exchange for the unconverted portion of any Security converted in part during such period.

          SECTION 3.3.  Notice of Redemption by the Company.
                       ------------------------------------

          At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed, with a copy to the Trustee.

          The notice shall identify the Securities to be redeemed and shall state:

               (1) the Redemption Date;

               (2) the Redemption Price;

               (3) the Conversion Price;

               (4) the name and address of the Paying Agent and the Conversion Agent;

               (5) that Securities called for redemption may be converted at any time before the close of business on the Redemption Date and, if not converted prior to the close of business on the Redemption Date, the right of conversion will be lost;

               (6) that Holders who want to convert Securities must satisfy the requirements of Paragraph 7 thereof;

               (7) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

               (8) that interest on Securities called for redemption ceases to accrue on and after the Redemption Date; and

               (9) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

          At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. If a CUSIP number is listed in such notice or printed on the Security, the notice shall state that no representation is made as to the correctness or accuracy of such CUSIP number.

          SECTION 3.1.  Effect of Notice of Redemption.
                        ------------------------------

          Once notice of redemption is mailed, Securities called for redemption become due and payable on the applicable Redemption Date and at the applicable Redemption Price. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price, plus accrued interest to the Redemption Date.

          SECTION 3.2.  Deposit of Redemption Price.
                        ---------------------------

          On or before the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary is the Paying Agent, shall segregate and hold in trust or cause such Subsidiary to segregate and hold in trust) in immediately available funds money sufficient to pay the Redemption Price of and accrued interest on all Securities to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money so deposited not required for that purpose.

          SECTION 3.3.  Securities Redeemed in Part.
                        ---------------------------

          Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder, at the expense of the Company, a new Security equal in principal amount to the unredeemed portion of the Security surrendered.


                                  ARTICLE IV.
                                   COVENANTS

          SECTION 4.1.  Payment of the Securities.
                        -------------------------

          The Company shall pay the principal of, premium, if any, and interest on the Securities on the dates and in the manner provided in the Securities and this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the date it is due if the Trustee or Paying Agent (if other than the Company or a Subsidiary) holds on that date money designated for and sufficient to pay the installment. The Company shall pay interest on overdue principal and premium, if any, at the rate borne by the Security; it shall pay interest, including post-petition interest in the event of a proceeding under any Bankruptcy Law, on overdue installments of interest at the same rate to the extent lawful.

          SECTION 4.2.  Commission Reports.
                        ------------------

          The Company shall file with the Trustee, promptly after filing with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. The Company shall also comply with the other provisions of TIA (S) 314(a).

          So long as the Securities remain outstanding, the Company shall cause its annual reports to stockholders (containing audited financial statements) and any other financial reports furnished by it to stockholders to be mailed to the Holders at their addresses appearing in the Security Register maintained by the Registrar.

          For so long as any of the Rule 144A Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) of the Exchange Act, make available to any holder or beneficial holder of securities which continue to be restricted securities in connection with any sale thereof to any prospective purchase of such securities from such holder or beneficial holder, the information specified in, and meeting the requirements of the Rule 144A(d)(4) under the Securities Act.

          SECTION 4.3.  Waiver of Stay, Extension or Usury Laws.
                        ---------------------------------------

          The Company expressly waives (to the extent that it may lawfully do so) any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture, and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 4.4.  Notice of Default.
                        -----------------

          The Company will, so long as any Securities are outstanding, deliver to the Trustee, within 10 days of becoming aware of any Default or Event of Default in the performance of any covenant, agreement or condition in this Indenture, an Officers' Certificate specifying such Default or Event of Default, the period of existence thereof and what action the Company is taking or proposes to take with respect thereto.

          SECTION 4.5.  Compliance Certificates.
                        -----------------------

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December 31), a written statement signed by the principal executive officer, principal financial officer or principal accounting officer of the Company, stating, as to each signer thereof:

               (1) that a review of the activities of the Company during such year and of performance under this Indenture has been made under his or her supervision;

               (2) that to the best of his or her knowledge, based on such review, the Company has kept, observed, performed and fulfilled in all material respects each and every condition and covenant contained in this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof; and

               (3) the conversion price (as described in Article 10 of this Indenture) then in effect.

          The Company will give the Trustee written notice of a change in the fiscal year of the Company, within a reasonable time after such change is effected.

          SECTION 4.6.  Limitation on Dividends and Other Distributions.
                        -----------------------------------------------

          The Company will not declare or pay any dividends or make any distribution to holders of its Capital Stock (other than dividends or distributions payable in Capital Stock of the Company), or purchase, redeem or otherwise acquire or retire for value any of its Capital Stock or permit any Subsidiary to purchase, redeem or otherwise acquire or retire for value any of the Company's Capital Stock if at the time of any of the aforementioned actions an Event of Default has occurred and is continuing or would exist immediately after giving effect to such action.

          Notwithstanding the foregoing, the provisions of this Section 4.6 will not prevent (i) the payment of any dividend within 60 days after the date of declaration when the payment would have complied with the foregoing provisions on the date of declaration; or (ii) the retirement of any shares of the Company's Capital Stock by exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Subsidiary) of, other shares of its Capital Stock.

                                   ARTICLE V.
                             SUCCESSOR CORPORATION

          SECTION 5.1.  When Company May Merge, etc.
                        ----------------------------

          The Company shall not consolidate with or merge into, or transfer all or substantially all of its assets to, another Person in any transaction in which the Company is not the continuing or surviving entity, unless (i) the resulting, surviving or transferee Person is a corporation which assumes by supplemental indenture, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture or is a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended; (ii) such corporation is organized and existing under the laws of the United States, a State thereof or the District of Columbia although it in turn may be owned by a foreign entity; (iii) immediately after giving effect to such transaction no Default or Event of Default shall have happened and be continuing and the Officers' Certificate referred to in the following clause reflects that such Officers are not aware of any such Default or Event of Default that shall have happened and be continuing, and (iv) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture, and thereafter all obligations of the Company shall terminate.

          SECTION 5.2.  Successor Corporation or Trust Substituted.
                        ------------------------------------------

          Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation has been named as the Company herein; the Company shall thereupon be relieved of any further obligation or liability hereunder or upon the Securities; and the Company as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound up or liquidated. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Assisted Living Concepts, Inc., any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the Officers to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all such Securities had been issued at the date of the execution hereof.


                                  ARTICLE VI.
                             DEFAULTS AND REMEDIES

          SECTION 6.1.  Events of Default.
                        -----------------

          An "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article 11 or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order or any court or any order, rule or regulation of any administrative or governmental body):

               (1) the Company defaults in the payment of interest on any Security when the same becomes due and payable and such default continues for a period of 30 days;

               (2) the Company defaults in the payment of the principal of or premium, if any, on any Security when the same becomes due and payable at maturity, upon redemption or otherwise, and such default continues for five Business Days;

               (3) the Company fails to comply with any of its other covenants, agreements or conditions in the Securities or this Indenture and such default continues for the period and after the notice specified in the last paragraph of this Section 6.1;

               (4) there shall be a default under any bond, debenture, note or other evidence of Indebtedness or under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or any Subsidiary, whether any such Indebtedness now exists or shall hereafter be created, if (a) either (i) such event of default results from the failure to pay any such Indebtedness at maturity or (ii) as a result of such event of default, the maturity of such Indebtedness has been accelerated prior to its stated maturity and such acceleration shall not be rescinded or annulled or the accelerated amount paid within ten days after notice to the Company of such acceleration, or such Indebtedness having been discharged and (b) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal or interest thereon, or the maturity of which has been so accelerated, aggregates $5,000,000 or more;

               (5) the Company pursuant to or within the meaning of any Bankruptcy Law:

                    (a) commences a voluntary case or proceeding,

                    (b) consents to the entry of an order for relief against it in an involuntary case or proceeding,

                    (c) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

                    (d) makes a general assignment for the benefit of its
               creditors; or

               (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law:

                    (a) for relief against the Company in an involuntary case or proceeding,

                    (b) appointing a Custodian of the Company or for all or
               substantially all of its property, or

                    (c) ordering the liquidation of the Company,

          and the order or decree remains unstayed and in effect for 90 days.

          A default under clause (3) is not an Event of Default until the Trustee notifies the Company, or the Holders of a majority in principal amount of the Securities then outstanding notify the Company and the Trustee in writing, of the default and the Company does not cure the default within 60 days after receipt of such notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default." The Trustee shall give such notice to the Company only if directed to do so in writing by the Holders of a majority in principal amount of the Securities then outstanding. Such notice by the Trustee shall not be deemed to be a certification by the Trustee as to whether an Event of Default has occurred.

          SECTION 6.2.  Acceleration.
                        ------------

          If an Event of Default (other than an Event of Default specified in Section 6.1(5) or 6.1(6) occurs and is continuing, the Trustee by notice to the Company, or the Holders of a majority in principal amount of the Securities then outstanding by notice to the Company and the Trustee, may declare to be due and payable immediately the principal amount of the Securities plus accrued interest to the date of acceleration. Upon any such declaration, such amount shall be due and payable immediately, and upon payment of such amount all of the Company's obligations with respect to the Securities, other than obligations under Section 7.7, shall terminate. If an Event of Default specified in Section 6.1(5) or 6.1(6) occurs, all unpaid principal and accrued interest on the Securities then outstanding shall become and be immediately due and payable without any declaration or the act on the part of the Trustee or any Holder.
The Holders of a majority in principal amount of the outstanding Securities by written notice to the Trustee may rescind an acceleration and its consequences if (x) all existing Events of Default, other than the non-payment of the principal of the Securities, which have become due solely by such declaration of acceleration, have been cured or waived, (y) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal and premium, if any, which has become due otherwise than by such declaration of acceleration, has been paid, and (z) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. The Trustee may rely upon such notice of rescission without any independent investigation as to the satisfaction of conditions (x), (y) and (z).

          SECTION 6.3.  Other Remedies.
                        --------------

          If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of and premium, if any, or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

          SECTION 6.4.  Waiver of Defaults and Events of Default.
                        ----------------------------------------

          Subject to Section 9.2, the Holders of a majority in principal amount of the Securities then outstanding, on behalf of all the Securityholders, by written notice to the Trustee may waive a Default or Event of Default with respect to the Securities and its consequences. When a Default or Event of Default is waived, it is considered to be cured and ceases to exist; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

          SECTION 6.5.  Control by Majority.
                        -------------------

          The Holders of a majority in principal amount of the Securities then outstanding may direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on it. The Trustee, however, may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Securityholders, it being understood that (subject to Section 7.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Securityholders, or that may involve the Trustee in personal liability or for which the Trustee does not have indemnification reasonably satisfactory to the Trustee pursuant to Sections 7.1(5) and 7.2(6); provided that, the Trustee may
                                                --------
take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 6.6.  Rights of Holders to Receive Payment.
                        ------------------------------------

          Subject to Article 11, notwithstanding any other provision of this Indenture, the right of any Securityholder to receive payment of principal of, premium, if any, and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

          Notwithstanding any other provision of this Indenture, the right of any Holder of any Security to convert such Security or to bring suit for the enforcement of such right shall not be impaired or affected without the written consent of the Holder.

          SECTION 6.7.  Collection Suit by Trustee.
                        --------------------------

          If an Event of Default in payment of interest or principal, and premium, if any, specified in Section 6.1(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of unpaid principal, and premium, if any, and accrued interest remaining unpaid on the Securities, together with interest on overdue principal, and premium, if any, and to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.


          SECTION 6.8.  Trustee May File Proofs of Claim.
                        --------------------------------

          The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of Securities allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same. Any Custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceedings.

          SECTION 6.9.  Priorities.
                        ----------

          If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

          FIRST:  to the Trustee amounts due under Section 7.7;

          SECOND:  to holders of any Senior Indebtedness as required by Article
11;

          THIRD: to the Holders of the Securities for amounts due and unpaid on the Securities for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any, and interest, respectively; and

          FOURTH:  to the Company.

          The Trustee may fix a record date and payment date for any payment to Holders of Securities pursuant to this Section 6.9.

          SECTION 6.10.  Undertaking for Costs.
                         ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.10 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.6 or a suit by Holders of more than 10% in principal amount of the Securities then outstanding or a suit by any holder of Senior Indebtedness.

          SECTION 6.11.  Limitation on Suits.
                         -------------------

          A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

               (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

               (2) the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

               (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense satisfactory to the Trustee;

               (4) the Trustee does not comply with the request within 60 days after receipt of notice, the request and the offer of security or indemnity; and

               (5) the Holders of a majority in aggregate principal amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

          A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

                                 ARTICLE VII.
                                    TRUSTEE

          SECTION 7.1.  Duties of Trustee.
                        -----------------

          (1) The duties and responsibilities of the Trustee shall be as provided by the TIA. If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs.

          (2) Except during the continuance of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred:

               (a) The Trustee need perform only those duties that are specifically set forth in this Indenture, and the Trustee shall not be liable except for the performance of such duties as are specifically set forth in this Indenture, and no others, and no implied covenants or obligation shall be read into this Indenture against the Trustee.

               (b) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (3) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (a) This paragraph does not limit the effect of paragraph (2) of this Section 7.1.

               (b) The Trustee shall not be liable for any error in judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

               (c) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

               (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (4) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (1), (2) and (3) of this Section 7.1 and subject to Sections 315 and 316 of the TIA.

          (5) Subject to subsection (3), the Trustee may refuse to perform any duty or exercise any right or power unless, subject to the provisions of the TIA, it receives indemnity satisfactory to it against any loss, liability, expense or fee.

          (6) The Trustee shall not be liable for interest on any money received by it. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          SECTION 7.2.  Rights of Trustee.
                        -----------------

          (1) The Trustee may rely on and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

          (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both, which shall conform to
Section 13.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

          (3) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of such agents or attorneys appointed with due care and shall not be responsible for their supervision.

          (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

          (5) The Trustee may consult with counsel of its choice and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Trustee hereunder in good faith and reliance thereon.

          (6) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

          SECTION 7.3.  Individual Rights of Trustee.
                        ----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, is subject to Sections
7.10 and 7.11.

          SECTION 7.4.  Trustee's Disclaimer.
                        --------------------

          The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in the Indenture or any statement in the Securities other than its certificate of authentication or in any document used in the sale of the Securities other than any statement in writing provided by the Trustee expressly for use in such document.

          SECTION 7.5.  Notice of Defaults.
                        ------------------

          If a Default or Event of Default occurs and is continuing and if it is actually known to the Trustee, the Trustee shall mail to each Holder of Securities notice of the Default or Event of Default within 90 days after it becomes known to the Trustee. Except in the case of a default in payment of principal of, premium, if any, or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders of Securities. Notwithstanding anything to the contrary expressed in this Indenture, the Trustee shall not be deemed to have knowledge of any Event of Default hereunder unless and until a Trust Officer shall have actual knowledge thereof, or shall have received written notice thereof from the Company at its principal Corporate Trust Office as specified in Section 13.1. The Trustee shall not be deemed to have actual knowledge of an Event of Default hereunder, except in the case of an Event of Default under Sections 6.1(1) or 6.1(2) (provided that the Trustee is the Paying Agent), until a Trust Officer receives written notice thereof from the Company or any Securityholder that such a Default or an Event of Default has occurred.

          SECTION 7.6.  Reports by Trustee to Holders.
                        -----------------------------

          Within 60 days after each April 15 beginning with April 15 of the first year in which Securities are outstanding hereunder, the Trustee, if required by the provisions of TIA (S) 313(a), shall mail to each Securityholder a brief report dated as of April 15 of such year that complies with TIA (S) 313(a). The Trustee also shall comply with TIA (S) 313(b), (S) 313(c) and (S) 313(d).

          A copy of each report at the time of its mailing to Securityholders shall be filed with the Securities and Exchange Commission and each securities exchange, if any, on which the Securities are listed. The Company agrees to notify the Trustee in writing whenever the Securities become listed or delisted on or from any securities exchange.

          SECTION 7.7.    Compensation and Indemnity
                          --------------------------

          The Company shall pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses may include, but shall not be limited to, the reasonable compensation, disbursements and expenses of the Trustee's agents, consultants and counsel.

          The Company shall indemnify the Trustee and its officers, directors, stockholders, agents and employees for, and hold them harmless against, any loss or liability incurred by it in connection with the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim or liability in connection with the Securities or the exercise or performance of any of the Trustee's powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity; provided, however, that any failure to so notify
                             --------  -------
the Company shall not relieve the Company of its indemnity obligations hereunder except to the extent the Company's ability to defend such claim shall be prejudiced thereby. The Company may elect by written notice to the Trustee to assume the defense of any such claim at the Company's expense with counsel reasonably satisfactory to the Trustee; provided, however, that if the Trustee is advised by counsel that the interests of the Company and the Trustee conflict, the Trustee shall have the right to retain separate counsel.

          The Company need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by it through the Trustee's negligence or willful misconduct. The Company shall not be liable for any settlement of any claim or action effected without the Company's consent, which consent shall not be unreasonably withheld. To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1 occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy or comparable law. The provisions of this Section shall survive termination of this Indenture.

          SECTION 7.8.  Replacement of Trustee.
                        ----------------------

          A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.

          The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the Securities then outstanding may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee with the Company's written consent. The Company may remove the Trustee if:

               (1) the Trustee fails to comply with Section 7.10;

               (2) the Trustee is adjudged a bankrupt or an insolvent;

               (3) a receiver or other public officer takes charge of the Trustee or its property; or

               (4) the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

          If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Securities then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall, upon payment of its fees and expenses, transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. Notwithstanding the replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it and compensation earned by it prior to such replacement or otherwise or the Indenture. A successor Trustee shall mail notice of its succession to each Holder of Securities.

          SECTION 7.9.  Successor Trustee by Merger, etc.
                        ---------------------------------

          If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the successor corporation without any further act shall be the successor Trustee.

          SECTION 7.10.  Eligibility; Disqualification.
                         -----------------------------

          This Indenture shall always have a Trustee who satisfies the requirements of TIA (S) 310(a)(1). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA (S) 310(b), including the optional provision permitted by the second sentence of TIA (S) 310(b)(9).

          SECTION 7.11.  Preferential Collection of Claims Against Company.
                         -------------------------------------------------

          The Trustee is subject to TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). A Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated therein.

                                 ARTICLE VIII.

                    SATISFACTION AND DISCHARGE OF INDENTURE

          SECTION 8.1.  Satisfaction, Discharge and Defeasance of the
                        ---------------------------------------------
Securities.

          The Company shall be deemed to have paid and discharged the entire indebtedness on the Securities after the date of the deposit referred to in paragraph (1) below, the provisions of this Indenture shall no longer be in effect in respect of the Securities, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness; provided that the following conditions shall
                                --------
have been satisfied:

               (1) the Company has deposited or caused to be deposited with the Trustee irrevocably as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, with reference to this Section 8.1, (a) money or (b) U.S. Government Obligations or (c) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on all the Securities for principal, premium, if any, and interest, if any, to the maturity date of the Securities as such principal, premium, if any, or interest becomes due and payable in accordance with the terms of this Indenture and the Securities;

               (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company in connection with all of the Securities, including all fees and expenses of the Trustee; and

               (3) the Company has delivered to the Trustee an Opinion of Counsel and an Officers' Certificate, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire Indebtedness on the Securities and the discharge of this Indenture and the termination of the Company's obligations hereunder have been complied with.

          "U.S. Government Obligations" means direct, non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the timely payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

          SECTION 8.2.  Satisfaction and Discharge of Indenture.
                        ---------------------------------------

          In addition to its rights under Section 8.1, the Company may terminate all of its obligations under this Indenture when:

               (1) all of the Securities theretofore authenticated and delivered (other than (a) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.7 hereof and (b) Securities for whose payment money has theretofore been deposited with the Trustee or the Paying Agent in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 2.4 and Section
          8.6 hereof) have been delivered to the Trustee for cancellation (including any cancellation resulting from the conversion of such Securities pursuant to Paragraph 7 of the Securities); and

               (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company in connection with the outstanding Securities, including all fees and expenses of the Trustee.

          SECTION 8.3.  Survival of Certain Obligations.
                        -------------------------------

          Notwithstanding the satisfaction and discharge of this Indenture pursuant to Section 8.1, the respective obligations of the Company specified in Sections 2.3, 2.4, 2.5, 2.6, 2.11, 4.1, 7.7, 8.5, 8.6, 8.7 and in Article 10
shall survive until the Securities are no longer outstanding, and after the Securities are no longer outstanding, or upon compliance with Section 8.2, only the obligations of the Company in such Sections 7.7 and 8.6 shall survive. Nothing contained in this Article 8 shall abrogate any of the obligations or duties of the Trustee under this Indenture.

          SECTION 8.4.  Application of Trust Money.
                        --------------------------

          (1) Subject to the provisions of Section 8.6, all money and U.S. Government Obligations deposited with the Trustee for the Securities pursuant to
Section 8.1 or Section 8.2, and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee for the Securities pursuant to Section 8.1 or Section 8.2 shall be held in trust and reinvested by the Trustee in (a) U.S. Government Obligations or (b) beneficial interests in one or more mutual funds which invest solely in U.S. Government Obligations and which are rated in the highest applicable rating category by a nationally-recognized statistical rating organization in accordance with the Company's written instructions and applied by the Trustee in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or any Subsidiary acting as Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest, if any, on the Securities; but such money need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations so held in trust are not subject to the subordination provisions of Article 11.

          (2) The Trustee shall deliver or pay to the Company from time to time upon the Company's written request any U.S. Government Obligations or money held by it as provided in Section 8.1 or Section 8.2 which, in the written opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such U.S. Government Obligations, or money, were deposited or received.

          SECTION 8.5.  Paying Agent to Repay Monies Held.
                        ---------------------------------

          Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent under the provisions of this Indenture shall, upon written demand of the Company, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

          SECTION 8.6.  Return of Unclaimed Monies.
                        --------------------------

          Any monies deposited with or paid to the Trustee or any Paying Agent for the Securities, or then held by the Company in trust, for the payment of any principal, premium, if any, and interest, if any, on the Securities and not applied but remaining unclaimed by the Holders of the Securities for two years after the date upon which the principal of, premium, if any, and interest, if any, on the Securities, as the case may be, shall have become due and payable, shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company by such Trustee or any Paying Agent on written demand by the Company or (if then held by the Company or any Affiliate) shall be discharged from such trust; and the Holders of the Securities entitled to receive such payment shall thereafter look only to the Company for the payment thereof; provided, however, that, before being
                                     --------  -------
required to make any such repayment, the Trustee may, or shall at the written request of the Company, at the expense of the Company, cause to be published once in an authorized newspaper in the same city in which the place of payment with respect to the Securities shall be located and in an authorized newspaper in the City of New York, or mail to each such Holder, a notice (in such form as may be deemed appropriate by the Trustee) that said monies remain unclaimed and that, after a date named therein, any unclaimed balance of said monies then remaining will be returned to the Company.

          SECTION 8.7.  Reinstatement.
                        -------------

          If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 8.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.1 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.4; provided, however,
                                                            --------  -------
that if the Company has made any payment of principal of, premium, if any, or interest on the Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

          SECTION 8.8.  Indemnity for Government Obligations.
                        ------------------------------------

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited with the Trustee pursuant hereto or the principal and interest received on such U.S. Government Obligations.

                                  ARTICLE IX.
                             AMENDMENTS AND WAIVERS

          SECTION 9.1.  Amendments and Waivers Without Consent of Holders.
                        -------------------------------------------------

          The Company, when authorized by Board Resolution, and the Trustee at any time and from time to time, may amend or supplement this Indenture, (any such amendment or supplement to be in a form satisfactory to the Trustee) or the Securities without notice to or consent of any Securityholder for any of the following purposes:

               (1)  to comply with Section 5.1; or

               (2) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

               (3) to cure any ambiguity, defect or inconsistency, or to make any other change that does not adversely affect the interests of the Holders of Securities in any material respect; or

               (4) to add to the covenants of the Company, for the benefit of the Holders or to surrender any right or power herein conferred upon the Company; or

               (5)  to add any Event of Default.

          The Trustee shall be entitled to receive upon request an Opinion of Counsel to its satisfaction with respect to any supplement to this Indenture without consent of the Holders that all conditions precedent have been satisfied.

          SECTION 9.2.  Amendments and Waivers with Consent of Holders.
                        ----------------------------------------------

          With the written consent of the Holders of not less than 66-2/3% in aggregate principal amount of the Securities at the time outstanding, the Company, when authorized by Board Resolution, and the Trustee may amend or supplement this Indenture (any such amendment or supplement to be in a form satisfactory to the Trustee) or the Securities for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities. The Holders of a majority in principal amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities without notice to any Securityholder. Subject to Section 9.4, without the consent of each Holder of Securities affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.4, may not:

               (1) reduce the amount of Securities whose Holders must consent to an amendment or waiver;

               (2) reduce the rate of or extend the time for payment of interest on any Security;

               (3) reduce the principal of or extend the fixed maturity of any Security;

               (4) waive (except unless theretofore cured) a default in the payment of the principal of (and premium, if any on), interest on or redemption amounts with respect to any Security;

               (5) make any Security payable in currency other than that stated in the Security;

               (6) make any change in Sections 6.4, 6.6 or 9.2;

               (7) make any change that adversely affects the right to convert any Security; or

               (8) make any change in Article 11 that adversely affects the rights of any Securityholder.

          To secure a consent of the Holders under this Section, it shall not be necessary for the Holders to approve the particular form of any proposed amendment or waiver; rather, it shall be sufficient if such consent approves the substance thereof.

          After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment.

          SECTION 9.3.  Compliance with Trust Indenture Act.
                        -----------------------------------

          Every amendment or supplement to this Indenture or the Securities shall comply with the TIA as then in effect.

          SECTION 9.4.  Revocation and Effect of Consents.
                        ---------------------------------

          Subject to this Indenture, each amendment, supplement or waiver evidencing other action shall become effective in accordance with its terms. Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder even if notation of the consent is not made on any Security. Any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security, if the Trustee receives the notice of revocation before the date the amendment, waiver or other action becomes effective.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies) and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consent from Holders of the principal amount of Securities then outstanding required hereunder for such amendment, supplement or waiver to be effective shall have also been given and not revoked within such 90-day period.

          After an amendment, waiver or other action becomes effective, pursuant to Section 9.1 or Section 9.2, as the case may be, it shall bind every Holder of a Security.

          SECTION 9.5.  Notation on or Exchange of Securities.
                        -------------------------------------

          If an amendment, supplement or waiver changes the terms of a Security, the Trustee may request the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determine, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms the cost and expense of which will be borne by the Company.

          SECTION 9.6.  Trustee to Sign Amendments, etc.
                        --------------------------------

          The Trustee need not sign any amendment that adversely affects its rights or interests, as determined by the Trustee in its sole discretion. In signing or refusing to sign any amendment the Trustee shall be entitled to receive and shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture. The Company may not sign an amendment until its Board of Directors approves it.


                                   ARTICLE X.
                            CONVERSION OF SECURITIES

          SECTION 10.1.  Right of Conversion; Conversion Price.
                         -------------------------------------

          Subject to the provisions of Section 7 of the Securities, the Holder of any Security or Securities shall have the right, at such Holder's option, at any time after the effective date of the Registration Statement and before the close of business on May 1, 2003 (except that, with respect to any Security or portion of a Security which shall be called for redemption, such right shall terminate at the close of business on the Redemption Date fixed for redemption of such Security or portion of a Security unless the Company shall default in payment due upon redemption thereof), to convert, subject to the terms and provisions of this Article 10, the principal of any such Security or Securities or any portion thereof which is $1,000 principal amount or an integral multiple thereof into shares of common stock of the Company, $.01 par value per share ("Common Stock"), initially at the conversion price per share of $26.184 or, in case an adjustment of such price has taken place pursuant to the provisions of Section 10.4, then at the price as last adjusted (such price or adjusted price being referred to herein as the "conversion price"), upon surrender of the Security or Securities, the principal of which is so to be converted, accompanied by written notice of conversion duly executed, to the Company, at any time during usual business hours at the office or agency maintained by it for such purpose, and, if so required by the Conversion Agent or Registrar, accompanied by a written instrument or instruments of transfer in form satisfactory to the Conversion Agent or Registrar duly executed by the Holder or his duly authorized representative in writing. For convenience, the conversion of any portion of the principal of any Security or Securities into shares of Common Stock is hereinafter sometimes referred to as the conversion of such Security or Securities.

          SECTION 10.2.  Issuance of Shares on Conversion.
                         --------------------------------

          As promptly as practicable after the surrender, as herein provided, of any Security or Securities for conversion, the Company shall deliver or cause to be delivered at its said office or agency, to or upon the written order of the Holder of the Security or Securities so surrendered, certificates representing the number of fully paid and nonassessable shares of Common Stock into which such Security or Securities may be converted in accordance with the provisions of this Article 10. Such conversion shall be deemed to have been made as of the close of business on the date that such Security or Securities shall have been surrendered for conversion by delivery thereof with a written notice of conversion duly executed, so that the rights of the Holder of such Security or Securities as a Securityholder shall cease at such time and, subject to the following provisions of this paragraph, the Person or Persons entitled to receive the shares of Common Stock upon conversion of such Security or Securities shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time and such conversion shall be at the conversion price in effect at such time; provided, however, that no
                                                   --------  -------
such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; and provided, further, that in such event such conversion shall be at
              --------  -------
the conversion price in effect on the date that such Security or Securities shall have been surrendered for conversion by delivery thereof, as if the stock transfer books of the Company had not been closed. The Company shall give or cause to be given to the Trustee written notice whenever the stock transfer books of the Company shall be closed.

          Upon Conversion of any Security which is converted in part only, the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in principal amount equal to the unconverted portion of such Security.

          SECTION 10.3.  No Adjustment for Interest or Dividends.
                         ---------------------------------------

          No payment or adjustment in respect of interest on the Securities or dividends on the shares of Common Stock shall be made upon the conversion of any Security or Securities; provided, however, that if a Security or any portion
                        --------  -------
thereof shall be converted subsequent to any Regular Record Date and on or prior to the next succeeding Interest Payment Date, the interest falling due on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Security is registered at the close of business on such Regular Record Date and Securities surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the corresponding Interest Payment Date must be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date.

          SECTION 10.4.  Adjustment of Conversion Price.
                         -------------------------------

          (1) In case the Company shall pay or make a dividend or other distribution on any class of Capital Stock of the Company in shares of Common Stock, the conversion price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination.

          (2) In case the Company shall issue rights or warrants to all or substantially all holders of its shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share) less than the current market price per share (determined as provided in paragraph (6) of this Section 10.4) of the shares of Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the subscription price of the total number of shares of Common Stock so offered for subscription or purchase (or the aggregate conversion of exchange price of the convertible or exchangeable securities so offered) would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. In the event that all of the shares of Common Stock subject to such rights or warrants have not been issued when such rights or warrants expire, then the conversion price shall promptly be readjusted to the conversion price which would then be in effect had the adjustment upon the issuance of such rights or warrants been made on the basis of the actual number of shares of Common Stock issued upon the exercise of such rights or warrants. No adjustment will be required for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest, or for a change in the par value of the Common Stock. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

          (3) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (4) In case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of shares of Common Stock evidences of indebtedness or assets (including securities, but excluding any (a) rights or warrants referred to in paragraph (2) of this Section 10.4, (b) any dividend or distribution not prohibited by Section 4.6 hereof and (c) any dividend or distribution referred to in paragraph (1) of this Section 10.4), the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the day fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (6) of this Section) of the shares of Common Stock on the date fixed for such determination less the then fair market value as determined by the Board of Directors of the Company (whose determination shall be conclusive and described in a resolution of the Board of Directors of the Company filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed allocable to one share of Common Stock and the denominator shall be such current market price per share of the shares of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

          (5) In case the shares of Common Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or a stock dividend described in paragraph (1) or (3) of this Section 10.4, or a consolidation, merger or sale of assets described in
Section 10.10), then and in each such event the Holders of Securities shall have the right thereafter to convert such Securities into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such Securities might have been converted immediately prior to such reorganization, reclassification or change.

          (6) For the purpose of any computation under paragraphs (2) and (4) of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the Closing Prices for the 15 consecutive Business Days selected by the Company commencing not more than 30 and not less than 20 Business Days before the date in question.

          (7) No adjustment in the conversion price shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (7)) would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph
       --------  -------
(7) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (7) shall be made to the nearest cent.

          (8) The Company may, but shall not be required to, make such reductions in the conversion price, in addition to those required by paragraph
(1), (2), (3), (4) and (5) of this Section 10.4 as the Company's Board of Directors considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason. The Company's Board of Directors shall have the power to resolve any ambiguity or correct any error in the adjustments made pursuant to this
Section 10.4 and its actions in so doing shall be final and conclusive.

          (9) The adjustments provided for in this Section 10.4 shall be made successively whenever any event listed above shall occur.

          SECTION 10.5.  Notice of Adjustment of Conversion Price.
                         ----------------------------------------

          Whenever the conversion price for the Securities is adjusted as herein provided:

               (1) the Company shall compute the adjusted conversion price in accordance with Section 10.4 and shall prepare an Officers' Certificate setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based and the computation thereof, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of the Securities pursuant to Section 2.4 and with the Trustee; and

               (2) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall as soon as practicable be mailed by the Company to all Holders of the Securities at their last addresses as they shall appear in the Security Register.

               (3) If the conversion price is adjusted and the Company fails to file an Officers' Certificate with the Trustee as provided by Section 10.5(1) and the Trustee is acting as the Conversion Agent, the Trustee shall be entitled to rely conclusively on the conversion price set forth in the Officer's Certificate most recently received by the Trustee (or as set forth in the Securities and this Indenture if the conversion price shall not have been adjusted).

          SECTION 10.6.  Notice of Certain Corporate Action.
                         ----------------------------------

          (1)  In case:

               (a) the Company shall authorize the granting to holders of its shares of Common Stock of rights or warrants entitling them to subscribe for or purchase any shares of Capital Stock of any class or of any other rights; or

               (b) of any reclassification of the shares of Common Stock of the Company, or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

               (c) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Securities pursuant to Section 2.3 and shall cause to be mailed to the Trustee and all Holders of the Securities at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the Holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Such notice shall also state whether such transaction will result in any adjustment in the conversion price applicable to the Securities and, if so, shall state what the adjusted conversion price will be and when it will become effective. Neither the failure to give the notice required by this Section, nor any defect therein, to any particular Holder shall affect the sufficiency of the notice or the legality or validity of any such dividend, distribution, right, warrant, reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding-up, or the vote on any action authorizing such with respect to the other holders.

          (2) In case the Company or any Affiliate of the Company shall propose to engage in a "Rule 13e-3 Transaction" as defined in the Commission's Rule 13e-3 under the

Exchange Act, the Company shall, no later than the date on which any information with respect to such Rule 13e-3 Transaction is first required to be given to the Commission or any other Person pursuant to such Rule 13e-3, cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, a copy of all information required to be given to the holders of the Company's Capital Stock pursuant to such Rule 13e-3. The information required to be given under this paragraph shall be in addition to and not in lieu of any other information required to be given by the Company pursuant to this Section
10.6 or any other provision of the Securities or this Indenture.

          SECTION 10.7.  Taxes on Conversions.
                         --------------------

          The Company will pay any and all stamp or similar taxes that may be payable in respect of the issuance or delivery of shares of Common Stock on conversion of the Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

          SECTION 10.8.  Fractional Shares.
                         -----------------

          No fractional shares or scrip representing fractional shares shall be issued upon any conversion of the Securities. If any such conversion would otherwise require the issuance of a fractional share an amount equal to such fraction multiplied by the current market price per share of Common Stock (determined as provided in paragraph (6) of Section 10.4) on the day of conversion shall be paid to the Holder in cash by the Company.

          SECTION 10.9.  Cancellation of Converted Securities.
                         ------------------------------------

          All Securities delivered for conversion shall be delivered to the Trustee or the Conversion Agent to be canceled by or at the direction of the Trustee or the Conversion Agent, which shall dispose of the same as provided in
Section 2.10.

          SECTION 10.10.  Provisions in Case of Consolidation, Merger or Sale of
                          ------------------------------------------------------
Assets.
------

          (1) In case of any consolidation of the Company with, or merger of the Company into, any Person, or in case of any merger of another Person into the Company (other than a consolidation or merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 10.1 to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 10. The above provisions of this
Section 10.10 shall similarly apply to successive consolidations, mergers, sales or transfers.

          (2) The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property receivable by Holders upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or conveyance or to any adjustment to be made with respect thereto.

          SECTION 10.11.  Disclaimer by Trustee of Responsibility for Certain
                          ---------------------------------------------------
Matters.
-------

          The Trustee and each Conversion Agent (other than the Company or any Subsidiary) shall not at any time be under any duty or responsibility to any Holder of the Securities to determine whether any facts exist which may require any adjustment of the conversion price, how it should be calculated or what it should be, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and each Conversion Agent (other than the Company or any Subsidiary) shall not be accountable with respect to the validity, value, kind or amount of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and it makes no representation with respect thereto. The Trustee and each Conversion Agent (other than the Company or any Subsidiary) shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or, subject to Section 7.1, to comply with any of the covenants of the Company contained in this Article 10.

          SECTION 10.12.  Covenant to Reserve Shares.
                          --------------------------

          The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized shares of Common Stock, solely for the purpose of issuance upon conversion of the Securities as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding Securities. The Company covenants that all shares of Common Stock which shall be so issuable shall be, when issued, duly and validly issued and fully paid and non-assessable. For purposes of this
Section 10.12, the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding Securities shall be computed as if at the time of computation all outstanding Securities were held by a single holder.

                                  ARTICLE XI.
                            SUBORDINATION; SENIORITY

          SECTION 11.1.  Securities Subordinated to Senior Indebtedness.
                         ----------------------------------------------

          (1) The Company agrees, and each Holder of the Securities by his acceptance thereof likewise agrees, that the payment of the principal of, premium, if any, and interest on the Securities (all of the foregoing, a "Payment or Distribution") is subordinated and junior in right of payment, to the extent and in the manner provided in this Article 11, except as provided in
Article 8, to the prior payment in full in cash of all Senior Indebtedness whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed.

          A Payment or Distribution shall include any asset of any kind or character, and may consist of cash, securities or other property, by set-off or otherwise, and shall include, without limitation, any purchase, redemption or other acquisition of Securities or the making of any deposit of funds or securities pursuant to this Indenture (including, without limitation, any deposit pursuant to Article 8 hereof).

          (2) The Senior Indebtedness of the Company shall continue to be Senior Indebtedness and entitled to the benefit of these subordination provisions irrespective of any amendment, modification or waiver of any term of any instrument relating to refinancing of the Senior Indebtedness.

          (3) All the provisions of this Indenture and the Securities shall be subject to the provisions of this Article 11 so far as they may be applicable thereto, except that nothing in this Article 11 shall apply to claims for, or payments to, the Trustee under or pursuant to Section 7.7.

          (4) No right of any holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Company, any Paying Agent, the Holders of the Securities, the Trustee or the holders of the Senior Indebtedness, or by any noncompliance by the Company, any Paying Agent, the Holders of the Securities or the Trustee with any of the terms, provisions and covenants of the Securities or this Indenture, regardless of any knowledge thereof that any such holder of Senior Indebtedness may have or be otherwise charged with.

          SECTION 11.2.  Company Not to Make Payments with Respect to Securities
                         -------------------------------------------------------
in Certain Circumstances.
------------------------

          No Payment or Distribution shall be made by the Company, the Trustee or any Paying Agent on account of principal of, premium, if any, or interest on the Securities, whether upon stated maturity, upon redemption or acceleration, or otherwise, or on account of the purchase or other acquisition of Securities, whether upon stated maturity, upon redemption or acceleration, or otherwise, if there shall have occurred and be continuing a default with respect to any Senior Indebtedness permitting the acceleration thereof or with respect to the payment of any Senior Indebtedness and (a) such default is the subject of a judicial proceeding or (b) written notice of such default has been given to the Company by any holder or holders of any Senior Indebtedness, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist.

          Upon any acceleration of the principal of the Securities or any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash, or payment thereof provided for to the satisfaction of the holders thereof, before any Payment or Distribution is made on account of the redemption price or principal of (and premium, if any) or interest on the Securities; and (subject to the power of a court of competent jurisdiction to make other equitable provision, which shall have been determined by such court to give effect to the rights conferred in this Article upon the Senior Indebtedness and the holders thereof with respect to the Securities or the Holders thereof or the Trustee, by a lawful plan of reorganization or readjustment under applicable law) upon any such dissolution or winding up or liquidation or reorganization, any Payment or Distribution by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other company, trust or corporation provided for by a plan of reorganization or readjustment, the payment of which is junior or otherwise subordinate, at least to the extent provided in this Article 11 with respect to the Securities to the payment of all Senior Indebtedness at the time outstanding and to the payment of all securities issued in exchange therefor to the holders of the Senior Indebtedness at the time outstanding, and the rights of the holders of Senior Indebtedness of the Company are not altered by such plan of reorganization or readjustment), to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article 11, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such Payment or Distribution directly to the holders of Senior Indebtedness of the Company or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any Payment or Distribution is made to the Holders of the Securities or to the Trustee, except that the Trustee will have a lien for the payment of its fees and expenses.

          In the event that, notwithstanding the foregoing, any Payment or Distribution by the Company of any kind or character, (whether such payment shall be in cash, property or securities) which is prohibited by the foregoing, shall have been made to the Trustee or the Holders of the Securities before all Senior Indebtedness is paid in full in cash, or provision is made for such payment to the satisfaction of the holders thereof, and if such fact shall then have been or thereafter be made known to a Trust Officer of the Trustee or, as the case may be, such Holder, then and in such event such Payment or Distribution shall be paid over by the Trustee (if the Notice required by Section 11.5 has been timely received by the Trustee) or such Holder or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent Payment or Distribution to or for the holders of such Senior Indebtedness, and, until so delivered, the same shall be held in trust by any Holder of a Security as the property of the holders of Senior Indebtedness.

          The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in
Article 5 shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 11.2 if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 5. Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.7.

          The holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the obligations of the Holders of the Securities hereunder to the holders of Senior Indebtedness: (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; (iv) apply any amounts received to any liability of the Company owing to holders of Senior Indebtedness; and/or (v) exercise or refrain from exercising any rights against the Company and any other Person.

          SECTION 11.3.  Subrogation of Securities.
                         -------------------------

          Subject to the payment in full in cash of all amounts then due (whether by acceleration of the maturity thereof or otherwise) on account of all Senior Indebtedness at the time outstanding, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive Payments or Distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no Payments or Distributions to the holders of Senior Indebtedness to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article 11, and no payments over pursuant to the provisions of this Article 11 to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, the Company's creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article 11 are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand.

          Nothing contained in this Article 11 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 11 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Nothing in this Article 11 shall prevent conversions of Securities pursuant to Article 10.

          Upon any payment or distribution of assets of the Company referred to in this Article 11, the Trustee, subject to the provisions of Section 7.1, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any dissolution, winding up, liquidation or reorganization proceedings are pending, or certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 11.

          SECTION 11.4.  Authorization by Holders of Securities.
                         --------------------------------------

          Each holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the Holder of the Security and the holders of Senior Indebtedness, the subordination provided in this Article 11 and appoints the Trustee his attorney-in-fact for any and all such purposes including, without limitation, to execute, verify, deliver and file any proofs of claim which any holder of Senior Indebtedness may at any time require in order to prove and realize upon any rights or claims pertaining to the Securities and to effectuate the full benefit of the subordination contained herein. If the Trustee shall fail to do so prior to 30 days prior to the expiration of the period for filing such claims, any such holder of Senior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the Holder to execute, verify, deliver and file any such proofs of claim; provided that no holder of Senior Indebtedness shall incur any liability for any failure to exercise its right to file any such proofs of claim.

          SECTION 11.5.  Notices to Trustee.
                         ------------------

          The Company shall give prompt written notice to the Trustee of any fact known to it which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Securities pursuant to the provisions of this
Article 11. Notwithstanding the provisions of this Article 11 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Securities pursuant to the provisions of this Article 11 unless and until a Trust Officer of the Trustee shall have received at its Corporate Trust Office written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Trust
                                             --------  -------
Officer of the Trustee shall not have received at least three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security) with respect to such moneys the notice provided for in this Section 11.5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have the full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date or at any time thereafter.

          The Trustee shall be entitled to rely conclusively on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee or agent on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 11, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 11, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          SECTION 11.6.  Trustee's Relation to Senior Indebtedness.
                         -----------------------------------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 11 in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 7.11 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 11, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holder if it shall mistakenly pay over or distribute to Holders of the Securities or the Company or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article 11 or otherwise.

          SECTION 11.7.  No Impairment of Subordination.
                        -------------------------------

          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, the Trustee or the Holder of any of the Securities or by any act, or failure to act, in good faith, by any such holder of Senior Indebtedness, or by any noncompliance by the Company, the Trustee or the Holder of any of the Securities with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

          SECTION 11.8.  Article 11 Not To Prevent Events of Default.
                         -------------------------------------------

          The failure to make a payment on account of principal of, premium, if any, or interest on the Securities by reason of any provision in this Article 11 shall not be construed as preventing the occurrence of an Event of Default with respect to such Securities under Section 6.1.

          SECTION 11.9.  Paying Agents other than the Trustee.
                         ------------------------------------

          In any case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 11 shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 11 in addition to or in place of the Trustee.

          SECTION 11.10.  Securities Senior to Subordinated Indebtedness.
                          ----------------------------------------------

          The indebtedness represented by the Securities will be senior and prior in right of payment to all Subordinated Indebtedness, to the extent and in the manner provided in such Subordinated Indebtedness.

                                  ARTICLE XII.
                          RIGHT TO REQUIRE REPURCHASE

          SECTION 12.1.  Right to Require Repurchase.
                         ---------------------------

          In the event that there shall occur a Change in Control (as defined in Section 12.5), each Holder shall have the right, at such Holder's option, to require the Company to purchase, and upon the exercise of such right, the Company shall, subject to the provisions of Article XI, purchase, all or any part of such Holder's Notes on the date (the "Repurchase Date") that is 75 days after the date the Company gives notice of the Change in Control as contemplated in Section 12.2(1) at a price (the "Repurchase Price") equal to 101% of the principal amount thereof, together with accrued and unpaid interest to the Repurchase Date. In connection with the exercise of the repurchase right by a Holder prior to a Redemption Date, a Holder's right to exercise his repurchase right shall terminate at the close of business on the Business Day prior to the Redemption Date.

          SECTION 12.2.  Notice; Method of Exercising Repurchase Right.
                         ---------------------------------------------

          (1) On or before the 15th day after the occurrence of a Change in Control, the Company or, at the request of the Company, the Trustee (in the name and at the expense of the Company), shall give notice of the occurrence of the Change in Control and of the repurchase right set forth herein arising as a result thereof by first-class mail, postage prepaid, to each Holder of the Notes at such Holder's address appearing in the Note Register. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

              Each notice of a repurchase right shall state:


              (a) the event constituting the Change in
                  Control and the date thereof;

              (b) the Repurchase Date;

              (c) the date by which the repurchase right must
                  be exercised;

              (d) the Repurchase Price; and

              (e) the procedures a Holder must follow to
                  exercise a repurchase right.

          No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repurchase right. The Trustee shall have no affirmative obligation to determine if there shall have occurred a Change in Control.

          (2) To exercise a repurchase right, a Holder shall deliver to the Company (or an agent designated by the Company for such purpose in the notice referred to in (1) above) and to the Trustee on or before the tenth day prior to the Repurchase Date (a) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Note or Notes (or portion of a Note) to be repurchased and a statement that an election to exercise the repurchase right is being made thereby and (b) the Note or Notes with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. Such written notice shall be irrevocable. If the Repurchase Date falls between any Regular Record Date and the next succeeding Interest Payment Date, Notes to be repurchased must be accompanied by payment from the Holder of an amount equal to the interest thereon which the registered Holder thereof is to receive on such Interest Payment Date. A Holder that fails to exercise a repurchase right in accordance with the terms hereof shall waive such repurchase right but the rights of such Holder to receive principal of and interest on the Notes and all other rights of such Holder under this Indenture shall not be affected thereby.

          (3) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall on the Repurchase Date pay or cause to be paid in cash to the Holder thereof the Repurchase Price of the Note or Notes as to which the repurchase right has been exercised. In the event that a repurchase right is exercised with respect to less than the entire principal amount of a surrendered Note, the Company shall execute and deliver to the

Trustee and the Trustee shall authenticate for issuance in the name of the Holder a new Note or Notes in the aggregate principal amount of the unrepurchased portion of such surrendered Note.

          SECTION 12.3.  Deposit Of Repurchase Price.
                         ---------------------------

          On or prior to the Repurchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.4) an amount of money sufficient to pay the Repurchase Price of the Notes which are to be repaid on the Repurchase Date.

          SECTION 12.4.  Notes Not Repurchased On Repurchase Date.
                         ----------------------------------------

          If any Note surrendered for repurchase shall not be so paid on the Repurchase Date, the principal shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate per annum borne by such Note.

          SECTION 12.5.  "Change In Control" Defined.
                         ---------------------------

          For purposes of this Article, "Change In Control" means any of the following events that occur after the date of this Indenture and on or prior to
Maturity:

          (1) all or substantially all of the Company's assets are sold as an entirety to any person or related group of persons;

          (2) there shall be consummated any consolidation or merger of the Company (a) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly-owned subsidiary of the Company in which all Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (b) pursuant to which the Common Stock are converted into cash, securities or other property, in each case other than a consolidation or merger of the Company in which the holders of the Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common shares of the continuing or surviving corporation immediately after such consolidation or merger; or

          (3) any person, or any persons acting together which would constitute a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934 (a "Group"), together with any Affiliates thereof, shall acquire beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of at least 50% of the total voting power of all classes of capital shares of the Company entitled to vote generally in the election of directors of the Company.

          Notwithstanding anything to the contrary set forth in this definition, a Change in Control shall not be deemed to have occurred:

          (A) under paragraph (3) above, solely by virtue of the Company, any Subsidiary, any employee share purchase plan, share option plan or other share incentive plan or program, retirement plan or automatic dividend reinvestment plan or any substantially similar plan of the Company or any Subsidiary or any Person holding securities of the Company for or pursuant to the terms of any such employee benefit plan, filing or becoming obligated to file a report under or in response to Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) under the Securities Exchange Act of 1934 disclosing beneficial ownership by it of shares or securities of the Company, whether at least 50% of the total voting power referred to in paragraph (3) above, or otherwise; a recapitalization or a leveraged buyout or similar transaction involving members of management or their affiliates will constitute a Change in Control if it meets the foregoing definition; or

          (B) under paragraphs (1), (2) or (3) above if:

          (i) the Current Market Price of the Common Stock on the date the Change in Control shall have occurred is at least equal to 105% of the Conversion Price in effect immediately preceding the time of such Change in Control; or

          (ii) all of the consideration (excluding cash payments for fractional shares) in the transaction giving rise to such Change in Control to the holders of Common Stock consists of common shares that are, or immediately upon issuance will be, listed on a national securities exchange or quoted on the Nasdaq National Market, and as a result of such transaction the Notes become convertible solely into such common shares; or

          (iii) the consideration in the transaction giving rise to such Change in Control to the holders of Common Stock consists of cash, securities that are, or immediately upon issuance will be, listed on a national securities exchange or quoted on the Nasdaq National Market, or a combination of cash and such securities, and the aggregate fair market value of such consideration (which, in the case of such securities, shall be equal to the average of the daily Closing Prices of such securities during the ten consecutive Trading Days commencing with the sixth Trading Day following consummation of such transaction) is at least 105% of the Conversion Price in effect on the date immediately preceding the closing date of such transaction.

          If a Change in Control shall have occurred under paragraph (2) above, the Company shall deliver the Officers' Certificate and Opinion of Counsel called for under Section 13.4 as well as the notices called for under Section 10.5.

          For purposes of this definition of Change of Control, "Current Market Price" on any date means the average daily Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than ten Trading Days before, and ending not later than, the date in question; "Closing Price" for any Trading Day means the last reported sale price (or, if none on any day, the mean between the bid and asked quotations on such day) of the securities in question for such date, in either case on the New York Stock Exchange or, if the securities are not listed or admitted to trading on such exchange, on the principal national securities exchange on which such securities are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on The Nasdaq

National Market or, if the securities are not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected by the Company for such purpose; and "Trading Day", with respect to any stock exchange or securities market, means any Monday, Tuesday, Wednesday, Thursday or Friday on which such stock exchange or securities market is open for business.


                                 ARTICLE XIII.
                                 MISCELLANEOUS

          SECTION 13.1.  Trust Indenture Act Controls.
                         ----------------------------

          If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provisions shall control. The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

          SECTION 13.2.  Notices.
                         -------

          Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, or first class mail, postage prepaid (except that any notice by the Trustee to the Company of a default or an Event of Default under this Indenture shall be by registered or certified mail, postage prepaid, return receipt requested), or by a nationally-recognized overnight express courier service (which notices or communications shall be deemed received, in the case of the Company, the business day after the receipt thereof by such service and, in the case of the Trustee, upon receipt), addressed as follows:

          if to the Company:

               Assisted Living Concepts, Inc.
               9955 S.E. Washington, Suite 201
               Portland, Oregon  97216
               Attention:  President

          if to the Trustee:

               Harris Trust and Savings Bank
               311 West Monroe Street
               12th Floor
               Chicago, Illinois  60606
               Attention:  Corporate Trust Department

The Company or the Trustee by notice to the other may designate additional or different addresses as shall be furnished in writing by either party. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered, and five (5) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

          Any notice or communication mailed to a Securityholder shall be mailed to the address of such Securityholder as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

          In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice, as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

          If the Company mails any notice or communication to Securityholders, it shall mail a copy to the Trustee and all Agents at the same time.

          SECTION 13.3.  Communications by Holders with Other Holders.
                         --------------------------------------------

          Securityholders may communicate pursuant to TIA (S) 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA (S) 312(c).

          SECTION 13.4.  Certificate and Opinion as to Conditions Precedent.
                         --------------------------------------------------

          Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

               (1) an Officers' Certificate (which shall include the statements set forth in Section 13.5) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

               (2) an Opinion of Counsel (which shall include the statements set forth in Section 13.5) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          SECTION 13.5.  Statements Required in Certificate and Opinion.
                         ----------------------------------------------

          Each Certificate and Opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether or not, in the opinion of such Person, such covenant or condition has been complied with.

          SECTION 13.6.  Rules by Trustee and Agents.
                         ---------------------------

          The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules for its functions.

          SECTION 13.7.  Record Date.
                         -----------

          Whenever the Company or the Trustee solicits an act of Securityholders, the Company or the Trustee may fix in advance of the solicitation of such act a date as the record date for determining Securityholders entitled to perform said act. The record date shall be not more than 15 days prior to the date fixed for the solicitation of said act.

          SECTION 13.8.  Legal Holidays.
                         --------------

          A "Legal Holiday" is a Saturday, a Sunday or a day on which banks or trust companies in the city in which either the Trustee or the Company is located are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

          SECTION 13.9.  Governing Law.
                         -------------

          The laws of the State of New York shall govern this Indenture and the Securities without regard to principles of conflicts of law. Each of the parties hereto agrees to submit to the jurisdiction of the Courts of the State of New York and the U.S. Federal Courts, in each case sitting in the Borough of Manhattan, and waives any objection as to venue or forum non conveniens.

          SECTION 13.10.  No Adverse Interpretation of Other Agreements.
                          ---------------------------------------------

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

          SECTION 13.11.  No Recourse Against Others.
                          --------------------------

          No stockholder, director or officer, as such, past, present or future, of the Company or of any successor corporation or trust shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

          SECTION 13.12.  Successors.
                          ----------

          All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

          SECTION 13.13.  Multiple Counterparts.
                          ---------------------

          The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

          SECTION 13.14.  Table of Contents, Headings, etc.
                          ---------------------------------

          The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

          SECTION 13.15.  Severability.
                          ------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

                           (Signature page follows.)

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

                              ASSISTED LIVING CONCEPTS, INC.
                                a Nevada corporation



                              By:       /S/ Keren Brown Wilson
                                 -------------------------------------
                              Name:  Keren Brown Wilson
                              Title: President and
                                     Chief Operating Officer


                              HARRIS TRUST AND SAVINGS BANK,
                                as Trustee



                              By:        /S/ Dan Donovan
                                  -------------------------------------
                              Name:  D. G. Donovan
                              Title: Assistant Vice President

                                   EXHIBIT A

                                FORM OF SECURITY

                                   [Attached]

                                FORM OF SECURITY
                           [FORM OF FACE OF SECURITY]

Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (55 Water Street, New York, New York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein./1/

[THIS SECURITY HAS BEEN ACQUIRED BY THE HOLDER FOR THE PURPOSE OF INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION. THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE COMPANY THAT: (I) IT HAS ACQUIRED A "RESTRICTED" SECURITY WHICH HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO ASSISTED LIVING CONCEPTS, INC., (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) IN THE CASE OF A HOLDER WHO IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (D) IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS




----------------------------
/1/   This paragraph should be included only if the Security is issued in global form.

OF THE SECURITIES ACT, (AND CONFIRMED IN AN OPINION OF COUNSEL ACCEPTABLE IN FORM AND SUBSTANCE TO THE ISSUER OF THIS SECURITY IF THE ISSUER SO REQUESTS) AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE.]/2/


                         ASSISTED LIVING CONCEPTS, INC.

               5.625% Convertible Subordinated Debenture Due 2003

          ASSISTED LIVING CONCEPTS, INC., a Nevada corporation, promises to pay to ________________________________ or registered assigns, the principal sum of _____________ Dollars, on May 1, 2003.

                 Interest Payment Dates:  May 1 and November 1
                     Record Dates:  April 15 and October 15
   Additional provisions of this Security are set forth on other side of this
                                   Security.

Dated:


CERTIFICATE OF AUTHENTICATION                     ASSISTED LIVING CONCEPTS, INC.
HARRIS TRUST AND SAVINGS BANK
as Trustee, certifies that this
is one of the Securities referred
to in the within mentioned                        By:___________________
Indenture.

By:______________________
   Authorized Signatory                           By:___________________



                                                  SEAL

-------------------
/2/   To be included on all Securities which are Restricted Securities.

                         [FORM OF REVERSE OF SECURITY]

                         ASSISTED LIVING CONCEPTS, INC.
               5.625% Convertible Subordinated Debenture Due 2003

         1.  Interest.  Assisted Living Concepts, Inc., a Nevada corporation
             --------
(the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on May 1 and November 1 of each year beginning November 1, 1998. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from April 13, 1998; provided that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360 day year of twelve 30-day months.

         2.  Method of Payment.  The Company will pay interest on the Securities
             -----------------
(except defaulted interest) to the persons who are the registered Holders of the Securities at the close of business on the April 15 or October 15 immediately preceding the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal and premium payments. The Company will pay principal, premium and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal, premium and interest by its check payable in such money. It may mail an interest check to a Holder's registered address.

         The payment of principal of and premium, if any, on this Security shall be payable only upon surrender of this Security at the office or agency of the Paying Agent in the Borough of Manhattan, City and State of New York. Payments of principal of, premium, if any, and interest on this Security shall be made at the office or agency of the Trustee maintained in the Borough of Manhattan, City and State of New York, or, in the case of any such payments other than the payment of principal and premium, if any, at the Company's option, by check mailed to the Person entitled thereto at such Person's address last appearing on the Company's register.

         3.  Registrar and Agents.  Initially, Harris Trust and Savings Bank
             --------------------
will act as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands. The Company may change any Registrar, co-registrar, Paying Agent, Conversion Agent and agent for service of notices and demands without notice. The Company or any of its Subsidiaries may act as Paying Agent or Conversion Agent. The address of Harris Trust and Savings Bank is 311 West Monroe Street, 12th Floor, Chicago, IL 60606.

         4.  Indenture; Limitations.  The Company issued the Securities under an
             ----------------------
Indenture, dated as of April 13, 1998 (the "Indenture"), between the Company and Harris Trust and Savings Bank (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.

Code (S)(S) 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to all such terms, and the Holders of the Securities are referred to the Indenture and said Act for a statement of them.

         The Securities are general unsecured obligations of the Company limited to $86,250,000 principal amount. The Indenture imposes certain limitations on the ability of the Company to, among other things, make payments in respect of its Capital Stock, merge or consolidate with any other Person and sell, lease, transfer or otherwise dispose of its properties or assets.

         5.  Optional Redemption by the Company.  The Company may, at its
             ----------------------------------
option, at any time on or after May 15, 2001, redeem all of the Debentures or some of them, on at least 30 days' but not more than 60 days' notice to each holder of Debentures to be redeemed at his or her registered address, at a redemption price equal to 100% of the principal amount thereof, plus accrued interest to the redemption date. The Debentures may not be so redeemed before May 15, 2001.

         6.   Certain Rights to Require Repurchase of Debentures by the Company.
              -----------------------------------------------------------------
In the event that there shall occur a Change in Control of the Company, each Holder shall have the right, at such Holder's option, to require the Company to purchase, all or any part of such Holder's Notes, 75 days after the date the Company gives notice of the Change in Control as contemplated in the Indenture, at a price equal to 101% of the principal amount thereof, together with accrued and unpaid interest.

          7.  Notice of Redemption.  Notice of redemption will be mailed at
              --------------------
least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 principal amount may be redeemed in part, but only in whole multiples thereof. On and after the Redemption Date interest ceases to accrue on Securities or portions of them called for redemption.

         8.  Conversion.  A Holder of a Security may convert such Security into
             ----------
shares of common stock of the Company after the effective date of the Registration Statement and before the close of business on May 1, 2003. If the Security is called for redemption, the Holder may convert it at any time before the close of business on the date fixed for such redemption. The initial conversion price is $26.184 per share, subject to adjustment in certain events. To determine the number of shares issuable upon conversion of a Security, divide the principal amount to be converted by the conversion price in effect on the conversion date. The Company will deliver a check for any fractional share.

          To convert a Security, a Holder must (1) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent and (4) pay any transfer or similar tax if required. No payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on shares of common stock issued on conversion; provided, however, that if a Security is surrendered for conversion
            --------  -------
after the
record date for a payment of interest and on or before the interest payment date, then, notwithstanding such conversion, the interest falling due to such interest payment date will be paid to the Person in whose name the Security is registered at the close of business on such record date and any Security surrendered for conversion during the period from the close of business on any regular record date to the opening of business on the corresponding interest payment date must be accompanied by payment of an amount equal to the interest payable on such interest payment date. A Holder may convert a portion of a Security if the portion is $1,000 principal amount or an integral multiple thereof.

          If the Company is a party to a consolidation or merger or a transfer or lease of all or substantially all of its assets, the right to convert a Security into shares of common stock may be changed into a right to convert it into securities, cash or other assets of the Company or another Person.

          9.  Subordination.  This Security is subordinated to all Senior
              -------------
Indebtedness of the Company. To the extent and in the manner provided in the Indenture, Senior Indebtedness must be paid before any payment may be made to any Holders of Securities. Any Securityholder by accepting this Security agrees to such subordination and authorizes the Trustee to give it effect.

          In addition to all other rights of Senior Indebtedness described in the Indenture, the Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any term of any instrument relating to the Senior Indebtedness or extension or renewal of the Senior Indebtedness.

          10.  Denominations, Transfer, Exchange.  The Securities issued under
               ---------------------------------
the Indenture are in the aggregate principal amount of up to $86,250,000. The Securities are in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. A Holder may register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption or register the transfer of or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

          11.  Persons Deemed Owners.  The registered Holder of a Security may
               ---------------------
be treated as its owner for all purposes.

          12.  Unclaimed Money.  If money for the payment of principal or
               ---------------
interest on any Securities remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its written request. After that, Holders may look only to the Company for payment.

          13.  Discharge Prior to Redemption or Maturity.  The Indenture will be
               -----------------------------------------
discharged and canceled except for certain sections thereof upon payment of all the Securities, or upon the irrevocable deposit with the Trustee of funds or U.S. Government Obligations maturing on or before such payment date or Redemption Date, sufficient to pay principal, premium, if any, and interest on such payment or redemption.

          14.  Amendment and Waiver.  Subject to certain exceptions, without
               --------------------
notice to the Holders of the Securities, the Indenture or the Securities may be amended with the consent of the Holders of at least 66-2/3% in principal amount of the Securities then outstanding and any existing default or compliance with any provision may be waived with the consent of the Holders of a majority in principal amount of the Securities then outstanding. Without the consent of or notice to any Securityholder, the Company may amend or supplement the Indenture or the Securities to, among other things, provide for uncertificated Securities, to cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any Securityholder.

          15.  Successors.  When a successor assumes all the obligations of its
               ----------
predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

          16.  Defaults and Remedies.  If an Event of Default, as defined in the
               ---------------------
Indenture (other than a Event of Default relating to bankruptcy of the Company), occurs and is continuing, the Trustee or the Holders of a majority in principal amount of Securities may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If an Event of Default relating to bankruptcy of the Company occurs, then all Securities shall become immediately due and payable without any declaration or act on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture.
The Trustee may require indemnity satisfactory to it, subject to the provisions of the TIA, before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of any Default or Event of Default.

          17.  Trustee Dealings with the Company.  Harris Trust and Savings
               ---------------------------------
Bank, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

         18.  No Recourse Against Others.  No stockholder, director, officer or
              --------------------------
incorporator, as such, past, present or future, of the Company or any successor corporation shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

         19.  Authentication.  This Security shall not be valid until the
              --------------
Trustee signs the certificate of authentication on the other side of this Security.

         20.  Abbreviations.  Customary abbreviations may be used in the name of
              -------------
a Securityholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A (=Uniform Gifts to Minors Act).

         The Company will furnish to any Securityholder upon written request and without charge a copy for the Indenture. It also will furnish the text of this Security in larger type. Requests may be made to: Assisted Living Concepts, Inc., 9955 S.E. Washington, Suite 201, Portland, Oregon 97216. Attention:
President.

                                TRANSFER NOTICE

If you, the Holder, wants to assign this Security, fill in the form below and have your signature guaranteed:

For value received, I or we assign and transfer this Security to

________________________________________________________________________________
                     (INSERT ASSIGNEE'S SOCIAL SECURITY OR
                           TAX IDENTIFICATION NUMBER)

          _______________________________________________________________

          _______________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

             (Print or type assignee's name, address and zip code)

_________________________________________________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

         In connection with the transfer of this Security, the undersigned certifies that:

         (Check one)

            [_]    (a)  This Security is being transferred to a "qualified
                        institutional buyer" (as defined in Rule 144A under the Securities Act) in compliance with the exemption from registration under the Securities Act provided by Rule
                        144A.

            [_]    (b)  This Security is being transferred to Assisted Living
                        Concepts, Inc.

            [_]    (c)  Transfer other than those above in connection with which the Company has received an opinion of counsel
                        (satisfactory to it in form and substance) to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

            [_]    (d)  This Security is being exchanged for a beneficial
                        interest in the Rule 144A Global Security and the undersigned is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933).


Date:___________________________________________________________________________

Your signature:_________________________________________________________________
           (Sign exactly as your name appears on the other side of this Security)

Signature Guaranteed by*:_______________________________________________________

* Signature must be guaranteed by an eligible guarantor institution within the meaning of Securities and Exchange Commission Rule 17Ad-15 (including banks, stock brokers, savings and loan associations, national securities exchanges, registered securities associations, clearing agencies and credit unions) with membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to, or substitution for, STAMP, if this Security is to be delivered other than to and in the name of the registered holder.

IF NONE OF THE FOREGOING BOXES IS CHECKED, THE TRUSTEE SHALL NOT BE OBLIGATED TO REGISTER THE TRANSFER OF THIS SECURITY UNLESS AND UNTIL THE CONDITIONS TO ANY SUCH TRANSFER OF REGISTRATION SET FORTH HEREIN, ON THE FACE HEREOF AND IN THE INDENTURE SHALL HAVE BEEN SATISFIED.

                               CONVERSION NOTICE

 To convert this Security into shares of common stock of the Company, check the box:

                                 ______________


                                 ______________

To convert only part of this Security, state the principal amount to be converted (which must be a minimum of $1,000 or any multiple thereof):

                ________________________________________________________

                $
                ________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

If you want the Security certificate, if any, made out in another person's name, fill in the form below:

(INSERT OTHER PERSON'S SOCIAL SECURITY OR
TAX IDENTIFICATION NUMBER)

       ______________________________________________________________________


       ______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

             (Print or type assignee's name, address and zip code)

Date:.__________________________________________________________________________

Your signature:.________________________________________________________________

(Sign exactly as your name appears on the other side of this Security)

Signature Guaranteed By*:_______________________________________________________
*Signature must be guaranteed by an eligible guarantor institution within the meaning of Securities and Exchange Commission Rule 17Ad-15 (including banks, stock brokers, savings and loan associations, national securities exchanges, registered securities associations, clearing agencies and credit unions) with membership or participation in the Securities Transfer Agents

Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to, or substitution for, STAMP, if this Security is to be delivered other than to and in the name of the registered holder.

                                      -2-